EXHIBIT 10.1

PURCHASE AND SALE AGREEMENT
AND JOINT ESCROW INSTRUCTIONS

by and between

OASIS APARTMENTS, LLC,
a Colorado limited liability company

(“Seller”)

and

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

(“Buyer”)

012762\0087\11507821.11

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10.	CLOSING DOCUMENTS		22
	10.1	Seller's Deliveries	22
	10.2	Buyer's Deliveries	23
	10.3	Other Closing Documents	23
	10.4	Closing Documents	23
	10.5	Possession	23

11.	COSTS		23

12.	CASUALTY OR CONDEMNATION		24

13.	ATTORNEYS' FEES		25

14.	ASSIGNMENT		25

15.	WAIVER		25

16.	GOVERNING LAW		25

17.	NOTICES		25

18.	ENTIRE AGREEMENT		26

19.	COUNTERPARTS; COPIES		27

20.	AUTHORITY		27

21.	RECORD ACCESS AND RETENTION		27

22.	CONTRACT CONSIDERATION		27

23.	JURY TRIAL WAIVER		28

24.	COUNSEL		28

25.	EQUAL PARTICIPATION		28

26.	TAX-FREE EXCHANGE		28

27.	WAIVER OF CONSEQUENTIAL DAMAGES		29

28.	CONFIDENTIALITY		29

29.	NO RECORDING		30

30.	SEVERABILITY		30

31.	NON-SOLICITATION OF EMPLOYEES		30

32.	SURVIVAL		30

33.	DISCLOSURES		30

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EXHIBITS

Exhibit “A”	Real Property Description
Exhibit “B”	Personal Property Description
Exhibit “C”	Due Diligence Documents
Exhibit “D”	Form of Deed
Exhibit “E”	Form of General Assignment
Exhibit “F”	Form of Bill of Sale
Exhibit “G”	Form of Non-Foreign Certificate
Exhibit “H”	Form of Tenant Notice
Exhibit “I”	Disclosures
SCHEDULES

Schedule 1	Leases
Schedule 2	Contracts

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PURCHASE AND SALE AGREEMENT
AND JOINT ESCROW INSTRUCTIONS

This PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (“Agreement”) is made and entered into as of the 9th day of September, 2014, by and between OASIS APARTMENTS, LLC, a Colorado limited liability company (“Seller”), and STEADFAST ASSET HOLDINGS, INC., a California corporation (“Buyer”), with reference to the following facts:
RECITALS:
A.Seller is the fee owner of that certain land with a multi-family residential project commonly known as The Oasis Apartments, consisting of 252 units, located at 1495 Farnham Point, Colorado Springs, CO 80904 and more particularly described in Exhibit “A” attached hereto, together with all structures and improvements affixed or attached to such land (collectively referred to herein as the “Real Property”).
B.Seller desires to sell the Real Property, along with certain related personal and intangible property, to Buyer, and Buyer desires to purchase such Real Property and related personal and intangible property from Seller in accordance with the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto mutually agree as follows:
1.PURCHASE AND SALE.
1.1    Property. Subject to the terms and conditions of this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Buyer agrees to purchase and acquire, all of Seller’s right, title, and interest, if any, in and to the following (collectively, the “Property”):
1.1.1    The Real Property;
1.1.2    All easements, licenses, interests, rights, privileges, tenements, hereditaments and appurtenances on or in any way appertaining to the Real Property, including, without limitation, all water and water rights;
1.1.3    All equipment, tools, machinery, materials, furniture, furnishings, supplies and other tangible personal property owned by Seller and located on or used in connection with or arising out of the ownership, management or operation of the Real Property (collectively, “Personal Property”); the Personal Property owned by Seller as of the date hereof is identified on Exhibit “B” attached hereto;

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1.1.4    All leases and occupancy agreements relating to the Property in effect on the Date of Closing (as hereinafter defined), including all amendments thereto (collectively, “Leases”); the Leases in effect on the date of this Agreement are identified on the rent roll attached hereto as Schedule 1 (the “Rent Roll”);
1.1.5    Subject to Section 6.6 below, all service, maintenance, supply or other contracts relating to the leasing, advertising, management, operation, maintenance or repair of the Property (including without limitation all warranties and guarantees thereunder), but not including (a) any national or multi-property contracts entered into by Seller, its affiliates, or its property manager with respect to the Property; (b) any contracts which terminate automatically upon transfer of the Property by Seller; or (c) any cellular phone contract or property management contract for the Property (collectively, “Contracts”), which Contracts in effect as of the date of this Agreement are identified on Schedule 2 attached hereto;
1.1.6    All licenses, permits, certificates of occupancy and governmental approvals relating to the Property (collectively, “Approvals”) and any plans, specifications, studies, reports or surveys relating to the Real Property and transferable construction warranties, to the extent assignable without consent or payment of any kind and directly related to the Real Property, the Personal Property or the Intangible Property (provided, however, that upon request of Buyer as to specific Approvals that Buyer has identified as requiring consent for transfer, Seller shall, at no unaffiliated third party cost to Seller, reasonably cooperate with Buyer upon request, both before and after the Close of Escrow, to obtain any consents as necessary to assign such Approvals to Buyer); and
1.1.7    All entitlements and intangible personal property in connection with or arising out of the design, construction, ownership, occupancy, use, management, operation, maintenance, repair or ownership of the Real Property, to the extent assignable without consent or payment of any kind and directly related to the Real Property (excluding, however: (a) receivables attributable to periods prior to the Closing Date; (b) cash or other funds, whether in petty cash or house “banks,” or on deposit in bank accounts or in transit for deposit; (c) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date; (d) utility and similar deposits; (e) insurance; (f) Seller’s proprietary books and records; and (g) any right, title or interest in or to the Griffis Marks, as defined below) and including, without limitation, trade names (including “The Oasis Apartments” or derivatives thereof), websites (but not the content of any website maintained by Seller or its affiliates), web domains and internet addresses, all phone number(s) for the Real Property, all fax number(s) for the Real Property and logos all as they relate solely to use in connection with the Real Property and not with respect to any other property owned or managed by Seller, its property manager, or their respective affiliates (collectively, the “Intangible Property”); (provided, however, that upon request of Buyer as to specific Intangible Property that Buyer has identified as requiring consent for transfer, Seller shall, at no unaffiliated third party cost to Seller, reasonably cooperate with Buyer upon request, both before and after the Close of Escrow, to obtain any consents necessary to assign such Intangible Property to Buyer, subject to the following sentences in this Section 1.1.7). Notwithstanding anything to the contrary set forth herein, Buyer agrees that no right, title or interest in or to the trademarks and service marks (including words, phrases, slogans and logos), proprietary materials, copyright-protected materials,

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proprietary software and systems, trade secrets, proprietary information and lists, owned or used by Seller, its property manager, or their respective affiliates in the marketing, operation or use of the Property, or in the marketing, operation or use of any other properties managed by Seller, its property manager, or their respective affiliates (collectively, the “Griffis Marks”) is granted, transferred, assigned or conveyed as a result of this Agreement, including without limitation the web address http://theoasisbygriffis.com. Buyer further agrees that, with respect to the web address http://theoasisbygriffis.com and any content of such website containing the Griffis Marks, the names “Griffis,” “Griffis Residential” and “Griffis Residential,” any Griffis logos and any signs or materials bearing the same, and from and after receipt in writing from Seller identifying with specificity any other such Griffis Marks, Buyer will not use such Griffis Marks for any purpose, which covenant shall survive the Closing or earlier termination of this Agreement; provided however that at Buyer’s option, Buyer may either banner over or otherwise de-identify anything at the Property containing any Griffis Marks or require that Seller remove any Griffis Marks from the Property at Closing.
Included in the Property shall be any and all the foregoing items in which any affiliate of Seller has any right, title or interest, to the extent the same is used solely in connection with the Real Property unless otherwise expressly agreed to by Buyer; it being understood and agreed that Seller shall cause such affiliate to convey the same to Buyer at Closing.
1.2    No Warranty. Subject to the representations, warranties and covenants of Seller set forth in this Agreement, Seller is selling and Buyer is purchasing the Property “AS IS WHERE IS” with all faults. The Purchase Price and the terms and conditions set forth in this Agreement are the result of arm’s-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Buyer shall have the benefit of, but, except for the representations, warranties, covenants and agreements of Seller specifically set forth in this Agreement or any document delivered by Seller at Closing, is not relying upon any information provided by Seller or Broker (as defined below) or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit, or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property. Buyer agrees that, except as otherwise provided in this Agreement or any document delivered by Seller at Closing, Seller shall not be responsible or liable to Buyer for any defects, errors or omissions in the Seller Deliveries, or on account of any conditions affecting the Property. Upon Closing, Buyer, on its own behalf and on behalf of its successors and assigns, and anyone claiming by, through or under Buyer, hereby fully releases Seller’s Indemnified Parties (as defined below) from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller’s Indemnified Parties with respect to any and all Losses (as defined below) arising from or related to any defects, errors, omissions in the Seller Deliveries or other conditions affecting the Property except as otherwise provided in this Agreement or any document delivered by Seller at Closing. Buyer acknowledges that, provided Seller complies with its obligations under this Agreement, Buyer will have sufficient opportunity prior to Closing to review and conduct such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, water intrusion and/or fungal growth and any resulting damage, PCBs and radon

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in and about the Property if such studies are consented to by Seller upon request by Buyer therefor or otherwise permitted under Section 6.2 below), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Buyer and Seller agree that (i) Seller has done so or shall do so only for the convenience of both parties or as required under this Agreement, (ii) except to the extent of representations or warranties specifically set forth in this Agreement or any document delivered by Seller at Closing Buyer shall not rely thereon, and (iii) the reliance by Buyer upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller’s Indemnified Parties except as otherwise expressly provided in this Agreement or any document delivered by Seller at Closing. Buyer acknowledges and agrees that, except as specifically set forth in this Agreement or any document delivered by Seller at Closing, no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing.
2.    PURCHASE PRICE.
The total purchase price (“Purchase Price”) to be paid by Buyer to Seller for the Property shall be FORTY MILLION AND 00/100 DOLLARS ($40,000,000.00), payable all in cash.
3.    PAYMENT OF PURCHASE PRICE.
The Purchase Price shall be paid as follows:
3.1    Deposit. As part of the Opening of Escrow (as defined below), Buyer shall deliver to Fidelity National Title Insurance Company (“Escrow Holder”), which has an address of 1300 Dove Street, Suite 310, Newport Beach, CA 92660, Attn: Karen Robertson, the sum of FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($400,000.00) (“Initial Deposit”) in immediately available funds as a good faith deposit. Escrow Holder shall use as their local title office Fidelity National Title Insurance Company at 4643 South Ulster Street, Suite 500, Denver, CO 80237, Attn: Darren W. Hone, and any Closing document deliveries to be made by the parties may be placed into escrow with such office. Within two (2) Business Days following expiration of the Due Diligence Period (as defined below), Buyer shall deliver to Escrow Holder the sum of FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($400,000.00) (“Additional Deposit”) in immediately available funds as an additional good faith deposit. The Initial Deposit, the Additional Deposit, if any, and all interest earned on any of the foregoing, shall be collectively referred to in this Agreement as the “Deposit”. Escrow Holder shall place the Deposit in one or more government insured interest-bearing accounts satisfactory to Seller and Buyer (which shall have no penalty for early withdrawal) and shall not commingle the Deposit with any funds of Escrow Holder or any other person or entity. If Closing occurs in accordance with this Agreement, the Deposit shall be

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applied against the Purchase Price. The Deposit shall be returned to Buyer if (y) Buyer elects to terminate this Agreement in accordance with Section 6.5 or Section 12 below or (z) Escrow fails to close due to (i) Seller’s breach of this Agreement, or (ii) the failure of a condition to close under Section 4.2 (other than a failure of Buyer to deliver funds or instruments under Section 4.2.2 or a breach by Buyer under Section 4.2.4). In the event of a termination of this Agreement by either Seller or Buyer for any reason other than pursuant to Section 6.5, Escrow Holder is authorized to deliver the Deposit to the party hereto entitled to same pursuant to the terms hereof on or before the tenth (10th) Business Day following receipt by Escrow Holder and the non-terminating party of written notice of such termination from the terminating party, unless the other party hereto notifies Escrow Holder that it disputes the right of the other party to receive the Deposit. In such event, Escrow Holder may either disburse the Deposit in accordance with a jointly executed instruction letter from Seller and Buyer or, if no such instruction letter is received within ten (10) Business Days after the Escrow Holder’s receipt of the original letter identifying the dispute, interplead the Deposit into a court of competent jurisdiction in the county in which the Deposit has been deposited. All attorneys’ fees and costs and Escrow Holder’s costs and expenses incurred in connection with such interpleader shall be assessed against the party that is not awarded the Deposit, or if the Deposit is distributed in part to both parties, then in the inverse proportion of such distribution. As used in this Agreement, “Business Day” means any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in the State of California or Colorado. Escrow Holder, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code.
3.2    Remainder of Purchase Price. On or before 1:00 p.m. Mountain Time on the Closing Date, Buyer shall deposit into Escrow immediately available funds in an amount which, when added to the Deposit, will equal the Purchase Price plus any additional amounts necessary to cover costs and/or prorations under this Agreement. If Buyer’s funds are not paid to and received by Escrow Agent by this deadline and, despite the good faith attempts by Seller and Escrow Agent to cause Seller’s existing mortgage lender to accept repayment of its loan without an additional day’s interest, Buyer shall be responsible to pay such one additional day’s interest on Seller’s existing mortgage loan, unless the parties mutually agree to delay the Closing Date by one (1) Business Day.

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3.3    Buyer Default; Liquidated Damages. If Buyer fails to consummate the purchase of the Property pursuant to this Agreement or otherwise materially defaults on its obligations hereunder at or prior to Closing for any reason except failure by Seller to perform hereunder, and such default or breach is not cured by the earlier of the third (3rd) Business Day after written notice thereof from Seller or the Closing Date (except no notice or cure period shall apply if Buyer fails to deliver the purchase price or other documents and authorizations necessary to consummate the sale of the Property hereunder), Seller shall have the right, as its sole and exclusive remedy (except with respect to any indemnities or obligations that survive termination as expressly set forth herein), to terminate this Agreement upon delivery of written notice thereof to Buyer, in which event: THE PORTION OF THE DEPOSIT THEN DEPOSITED WITH ESCROW HOLDER PURSUANT TO THIS AGREEMENT SHALL BE PAID TO SELLER UPON TERMINATION OF THIS AGREEMENT AND RETAINED BY SELLER AS LIQUIDATED DAMAGES AND AS SELLER’S SOLE REMEDY AT LAW OR IN EQUITY. SELLER AND BUYER AGREE THAT, UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, ACTUAL DAMAGES MAY BE DIFFICULT TO ASCERTAIN AND THE PORTION OF THE DEPOSIT THEN DEPOSITED WITH ESCROW HOLDER PURSUANT TO THIS AGREEMENT IS A REASONABLE ESTIMATE OF THE DAMAGES THAT WILL BE INCURRED BY SELLER IF BUYER MATERIALLY DEFAULTS UNDER OR MATERIALLY BREACHES THIS AGREEMENT (EXCEPT WITH RESPECT TO ANY INDEMNITIES OR OBLIGATIONS THAT SURVIVE TERMINATION AS EXPRESSLY SET FORTH HEREIN).
3.4    Seller Default; Specific Performance. If Seller fails to consummate the sale of the Property pursuant to this Agreement or otherwise materially defaults on its obligations hereunder at or prior to Closing for any reason except failure by Buyer to perform hereunder, or if any of Seller’s representations or warranties (x) was untrue or incorrect in any material respect as of the Effective Date or (y) will be untrue or incorrect in any material respect when remade as of the Closing Date as a result of a material default by Seller of any of its obligations under this Agreement, and such default or breach is not cured by the earlier of the third (3rd) Business Day after written notice thereof from Buyer or the Closing Date (except no notice or cure period shall apply if Seller fails to consummate the sale of the Property hereunder), Buyer may, as its sole and exclusive remedy (except with respect to any indemnities or obligations that survive termination as expressly set forth herein): (a) terminate this Agreement by giving Seller timely written notice of such termination prior to or at Closing and recover the Deposit and any and all Buyer’s Costs (as hereinafter defined) incurred as of the date of such termination, (b) enforce specific performance to consummate the sale of the Property hereunder, or (c) waive said failure or breach and proceed to Closing without any reduction in the Purchase Price. Notwithstanding anything herein to the contrary, Buyer shall be deemed to have elected to terminate this Agreement if Buyer fails to deliver to Seller written notice of its intent to file a claim or assert a cause of action for specific performance against Seller on or before ten (10) Business Days following the Outside Closing Date or, having given such notice, fails to file a lawsuit asserting such claim or cause of action in the county in which the Property is located within two months following the Outside Closing Date. Buyer’s remedies shall be limited to those described in this Section 3.4 and Section 13. If, however, the equitable remedy of specific performance is not available, Buyer may seek to recover Buyer’s Costs

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and any amounts payable under Section 13. For purposes of this Agreement, “Buyer’s Costs” shall mean the actual expenses incurred by Buyer and paid (A) to Buyer’s attorneys (including in-house attorneys) in connection with the negotiation of this Agreement or the proposed purchase of the Property, (B) to third party consultants in connection with the performance of examinations, inspections and/or investigations pursuant to Section 6 and (C) to any potential lender in connection with any proposed financing of the Property, as evidenced by reasonable backup documentation provided to Seller, in an amount not to exceed $75,000 PLUS, solely in the event of Seller’s Intentional Default (as hereinafter defined) within five (5) business days prior to Closing, all non-refundable rate lock or spread lock fees actually paid to Buyer’s proposed lender (which shall be paid not earlier than five (5) days prior to Closing and which shall not exceed 2% of the loan amount). For purposes of this Agreement, “Intentional Default” means any one or more of the following: (A) fraudulent misrepresentation, (B) criminal conduct (i.e. conduct that constitutes a felony under applicable law), or (C) an intentional or deliberate act of (x) Seller, (y) any affiliate or agent of Seller, or (z) any other party, at the request or direction of, or in collusion with, Seller, in each case of clauses (x), (y) or (z) above to the extent that the same results in Buyer’s inability to consummate the transaction contemplated in this Agreement in accordance with the terms hereof.
4.    ESCROW INSTRUCTIONS.
4.1    Opening of Escrow. Within three (3) Business Days after the mutual execution and delivery of this Agreement, the parties shall open an escrow (“Escrow”) with Escrow Holder in order to consummate the purchase and sale in accordance with the terms and provisions hereof by (i) Buyer delivering to Escrow Holder the Initial Deposit and (ii) Buyer and Seller delivering to Escrow Holder their respective executed counterparts of this Agreement (collectively, the “Opening of Escrow”). Escrow Holder shall deliver written confirmation of the date of the Opening of Escrow to the parties in the manner set forth in Section 17 of this Agreement. This Agreement shall be countersigned by Escrow Holder and the provisions hereof shall constitute joint primary escrow instructions to Escrow Holder; provided, however, that the parties shall execute such additional instructions as reasonably requested by Escrow Holder not inconsistent with the provisions hereof.
4.2    Conditions to Close. Escrow shall not close unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by the party for whose benefit the conditions have been included (provided, however, each party is deemed to have waived any condition precedent or contingency that is not satisfied as a result of its own default under this Agreement or that relates to its own representations and warranties):
4.2.1    All contingencies described in Section 6 below have either been satisfied or waived in writing by Buyer. Notwithstanding the foregoing, such contingencies shall be deemed to have been satisfied or waived in writing by Buyer if Buyer does not timely elect to terminate this Agreement prior to expiration of the Due Diligence Period pursuant to Section 6.4 subject only to New Title Matters, which shall be governed by the terms of Section 6.3.
4.2.2    All funds and instruments described in Sections 3 and 10 have been delivered to Escrow Holder.

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4.2.3    The title department of Escrow Holder to have irrevocably committed to Buyer in writing to issue an ALTA 2006 extended owner’s policy of title insurance, in form and content acceptable to Buyer in its sole and absolute discretion, insuring Buyer’s fee simple title to the Real Property in an amount equal to the Purchase Price subject only to the Permitted Exceptions (as hereinafter defined) and subject to no conditions other than payment of the applicable premium therefor and other conditions acceptable to Buyer in its sole and absolute discretion. Notwithstanding the foregoing, such contingencies shall be deemed to have been satisfied or waived in writing by Buyer if Buyer does not timely elect to terminate this Agreement prior to expiration of the Due Diligence Period pursuant to Section 6.4, subject only to New Title Matters, which shall be governed by the terms of Section 6.3.
4.2.4    Seller and Buyer shall each have materially performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and/or complied with by such party prior to, or as of, the Closing.
4.2.5    Buyer’s and Seller’s representations and warranties contained herein shall be true and correct in all material respects as of the date hereof and as of the Closing Date, except for representations and warranties made as of, or limited by, a specific date, which will be true and correct in all material respects as of the specified date or as limited by the specified date.
4.2.6    There shall exist no pending or threatened (in writing) actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, against the other party that would materially and adversely affect that party’s ability to perform its material obligations under this Agreement.
4.3    Recordation and Transfer. Upon satisfaction of the conditions set forth in Section 4.2 above, Escrow Holder shall transfer the Property as follows:
4.3.1    Cause the Deed (as such term is hereinafter defined) to be recorded with the Office of the Clerk and Recorder of El Paso County, Colorado;
4.3.2    Deliver to the parties entitled thereto the other Closing Documents (as hereinafter defined); and
4.3.3    Disburse all funds deposited with Escrow Holder by Buyer to (i) Seller in payment of the Purchase Price for the Property (subject to applicable prorations and adjustments as provided herein) by wire transfer pursuant to instructions to be delivered by Seller to Escrow Holder, (ii) for closing costs, to the party entitled thereto, all as set forth in Buyer’s settlement statement, and (iii) any remainder to Buyer.

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5.    CLOSING.
5.1    Generally. Escrow shall close upon the recordation of the Deed (or if the parties have agreed to close on the basis of gap coverage from the Escrow Holder, then at such time as the Escrow Holder is otherwise prepared to record the Deed and all the conditions associated with the recording of the Deed have been satisfied) in accordance with the provisions of this Agreement (“Date of Closing”, “Closing Date”, “Closing” or “Close of Escrow”). The Close of Escrow shall occur on December 19, 2014 (“Outside Closing Date”) through an escrow with Escrow Holder whereby the parties need not be physically present and may deliver closing documents by overnight courier or other means, unless otherwise extended (i) by operation of Sections 6.3 or 12 below, (ii) [intentionally omitted], or (iii) by written agreement between Buyer and Seller. Notwithstanding the foregoing, Buyer may elect to close on November 24, 2014; provided, however, Buyer must deliver written notice to Seller of such acceleration of the Closing Date no later than November 3, 2014.
5.2    Intentionally Omitted.
6.    BUYER’S REVIEW.
6.1    Delivery of Documents. Within three (3) days after the Opening of Escrow, Seller shall, at the sole expense of Seller, deliver to Buyer (in electronic format to the extent feasible) copies of all documents pertaining to the Property that are in the possession or control of Seller, only if and to the extent listed on Exhibit “C” attached hereto, and thereafter from time to time shall provide, promptly after written request therefor, such other items as are reasonably requested from time to time by Buyer and are customarily provided in similar transactions and in the possession or control of Seller, but in all instances excluding any attorney-client privileged materials or work product information, any appraisals or other proprietary information, including any memoranda, compilations, analysis, or other communications created by Seller for its own internal or confidential purposes (collectively, the “Seller Deliveries”). Seller hereby acknowledges and agrees that the following are in the possession of or control of, or are reasonably available to, Seller and will be provided as required in the previous sentence: monthly operating statements (year-to-date and 3-year historical); year-end financial statements, audited if available (past 3 years); general ledger (year-to-date and 3-year historical); and copies of all Leases. Notwithstanding the foregoing, the Leases and tenant files will not be delivered to Buyer, but may be reviewed and copied by Buyer at the property management office located at the Property, provided that upon Buyer’s request, Seller shall deliver to Buyer a sample set of no less than twenty percent (20%) of the Leases. Except as specifically set forth in this Agreement or any document executed by Seller at Closing, Seller makes no representations or warranties, express, written, oral, statutory or implied with respect to the Seller Deliveries or the Property, and all such representations and warranties are hereby expressly excluded and disclaimed. All Seller Deliveries or other information provided by Seller to Buyer are for informational purposes only, and Buyer shall not in any way be entitled to rely upon the completeness or accuracy of such materials and information, except as specifically set forth in this Agreement or any document executed by Seller at Closing, and will instead rely on its own inspections with respect to all matters it deems relevant to its decision to acquire, own and operate the Property. Upon any termination of this Agreement and the payment by Seller to Buyer of Buyer’s

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actual costs therefor to the extent required by the terms and conditions of this Agreement, to the extent Buyer is legally entitled to do so, Buyer shall provide Seller, without representation or warranty of any kind and without any right of reliance thereon, with copies of any reports or studies prepared for Buyer by any unaffiliated third party in connection with Buyer’s investigation of the Property, excluding any attorney-client privileged materials or work product information, any appraisals or other proprietary information, including any memoranda, compilations, analysis, or other communications created by Buyer for its own internal or confidential purposes.
6.2    Access. Commencing upon the execution of this Agreement by Buyer and Seller, Seller shall permit (or cause to be permitted) Buyer or Buyer’s agents, employees, contractors, lenders and representatives access to the Property for purposes of any non-intrusive physical or environmental test, study or inspection of the Property and, to the extent copies are not provided to Buyer by Seller pursuant to Section 6.1, review and copying of Seller’s books and records relating to any of the documents described in Section 6.1 above at Buyer’s sole expense, and other matters necessary in the discretion of Buyer to evaluate and analyze the feasibility of the Property for Buyer’s intended use thereof. Buyer shall use commercially reasonable efforts to not unreasonably disrupt Seller’s tenants. Buyer shall not conduct or authorize any physically intrusive testing of, on, or under the Property without first obtaining Seller’s consent (which may be via electronic mail, but without requirement for concurrent overnight delivery) as to the timing and scope of work to be performed, which consent shall not be unreasonably withheld, conditioned or delayed (and without limiting the foregoing, for purposes hereof tests for asbestos-containing materials or lead-based paint, but not radon, shall be deemed to be intrusive). Seller hereby acknowledges and agrees that Buyer or Buyer’s representatives may communicate with any governmental authority or quasi-governmental authority for the purpose of gathering information in connection with the Property or the Seller, or the transaction contemplated by this Agreement. At least 48 hours prior to any entry Buyer shall notify (which may be via electronic mail, but without requirement for concurrent overnight delivery) Seller of Buyer’s proposed activities and Seller shall have the right to have a representative of Seller present during any entry onto the Property by Buyer. Buyer shall not contact any tenant of the Property without the prior written approval of Seller. In the event that Seller does consent to Buyer’s contact with any tenant of the Property, Seller shall have the right to have a representative of Seller present during any such interview. Prior to any entry onto the Property, Buyer shall provide Seller with evidence that Buyer maintains reasonable worker’s compensation insurance in accordance with applicable law and comprehensive liability insurance with coverage in an amount not less than $1,000,000, combined single limit, for personal injury, including bodily injury and death, and property damage (whether arising out of the acts of Buyer or Buyer’s agents, employees, contractors, lenders and representatives, or else Buyer shall provide evidence that any such agent, employee, contractor, lender or representative carries the insurance otherwise required by Buyer hereunder). Such insurance shall name Seller and Seller’s property manager as additional insured parties and shall be with companies authorized to issue insurance in the state in which the Real Property is located.

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6.3    Title and Survey.
6.3.1    On or prior to the Effective Date, Seller shall request that Escrow Holder promptly issue to Buyer a current commitment for an owner’s policy of title insurance in the amount of the Purchase Price on an ALTA 2006 form together with copies of all documents of record referenced therein (collectively, the “Title Commitment”) at Seller’s sole cost and expense (as provided in Section 11 below). Buyer shall have twenty-five (25) days following its receipt of the Title Commitment and any survey provided to Buyer by Seller pursuant to Section 6.3.2 below but in no event later than the expiration of the Due Diligence Period (“Title Objection Period”) in which to notify Seller in writing of any objections Buyer has, in Buyer’s sole and absolute discretion, to any matters shown on the Title Commitment (“Title Objection Notice”). All objections raised by Buyer in the manner herein provided are hereafter called “Objections.” Subject to the limitations set forth in the penultimate sentence of this Section 6.3.1, Seller shall make reasonable efforts to remedy or remove all Objections (or agree irrevocably in writing to remedy or remove all such Objections at or prior to Closing) within five (5) days following Buyer’s delivery of the Title Objection Notice (“Seller’s Cure Period”). In the event Seller is unable or does not elect to remedy or cause the removal of any Objections (or agree irrevocably to do so at or prior to Closing) within Seller’s Cure Period, then Buyer, within five (5) days after the expiration of Seller’s Cure Period or earlier receipt of a response from Seller (“Buyer’s Termination Period”), shall deliver to Seller written notice electing, in Buyer’s sole and absolute discretion as its sole and exclusive remedy, to either (i) terminate this Agreement, or (ii) unconditionally waive any such Objections, failing which Buyer shall conclusively be deemed to have elected (i) above. Any new title information received by Seller or Buyer after the expiration of the Title Objection Period, Seller’s Cure Period or Buyer’s Termination Period, as applicable, from a supplemental title report, update to the Title Commitment or other source which is not the result of the acts or omissions of Buyer or its agents, contractors, lenders, employees, representatives or invitees (each, a “New Title Matter”) shall be subject to the same procedure provided in this Section 6.3 (and the Date of Closing shall be extended commensurately if the Closing would have occurred but for those procedures being implemented for a New Title Matter), except that Buyer’s Title Objection Period, Seller’s Cure Period and Buyer’s Termination Period for any New Title Matters shall be five (5) Business Days each. Close of Escrow shall be delayed as needed to accommodate such additional time periods. Notwithstanding anything to the contrary contained herein, Seller shall have no obligation to cure title Objections except (i) financing liens of an ascertainable amount created by, under or through Seller, which liens Seller shall cause to be released at or prior to Closing (with Seller having the right to apply the Purchase Price or a portion thereof for such purpose), and Seller shall deliver the Property free and clear of any such financing liens, (ii) any exceptions or encumbrances to title which are created by, under or through Seller after the date hereof without Buyer’s consent except as may be expressly permitted under Section 8.1.7, and (iii) any Objections which Seller has specifically agreed, in writing, to cure. The term “Permitted Exceptions” shall mean: the specific exceptions in the Title Commitment approved by Buyer; other exceptions or requirements to which Buyer has not raised an Objection as provided herein or has subsequently waived such Objection in writing and that Seller is not required to remove as provided above; real estate taxes not yet due and payable; and rights of tenants (as tenants only) under the Leases, all matters that would be shown on a current and accurate ALTA survey of the Property, or if Buyer obtains a new Survey prior to expiration of the Due Diligence Period, those matters shown on the new Survey, and any

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matters approved by Buyer or arising by, through or under Buyer or its or Buyer’s contractors, employees, representatives, lenders, or agents.
6.3.2    Within three (3) days after the Opening of Escrow, Seller shall provide Buyer with a copy of the most recent as-built survey of the Real Property in its possession. Buyer, at its sole cost and expense, may elect to obtain a new survey or revise, modify, or re-certify an existing survey of the Property (either, the "Survey") as necessary in order for the title department of Escrow Holder to delete the general survey exception from title or to otherwise satisfy Buyer’s objectives. However, notwithstanding anything in this Agreement to the contrary, Buyer shall not have the right to raise any Objections following expiration of the Due Diligence Period based on any Survey it obtains.
6.4    Buyer’s Due Diligence. Buyer shall have thirty (30) days from and after the later of (i) the Opening of Escrow and (ii) the date on which the Seller Deliveries specified on Exhibit C are received by Buyer (“Due Diligence Period”) to evaluate and analyze the feasibility of the Property for Buyer’s intended use thereof, including, without limitation, the zoning of the Property, the physical, environmental and geotechnical condition of the Property and the economic feasibility of owning and operating the Property. Notwithstanding anything to the contrary herein, if Buyer does not provide Seller with written notice on or before the date which is five (5) Business Days following the deadline for Seller to deliver all Seller Deliveries specified on Exhibit C, listing with specificity any such Seller Deliveries Buyer believes was not delivered or made available as required by this Agreement, then all Exhibit C Seller Deliveries shall be deemed to have been made as of the Opening of Escrow. Also notwithstanding anything to the contrary herein, the Due Diligence Period shall expire no later than sixty (60) days from the Opening of Escrow. If, during the Due Diligence Period, Buyer determines in Buyer’s sole and absolute discretion that the Property is not acceptable for any reason whatsoever, Buyer shall have the right, by giving written notice to Seller on or before the last day of the Due Diligence Period, to terminate this Agreement. Except to the extent arising out of the gross negligence or willful misconduct of Seller or any Seller Indemnified Parties, Buyer agrees to indemnify and hold Seller harmless and defend Seller and its property managers, affiliates, successors, assigns, partners, managers, members, employees, representatives and agents (collectively, the “Seller Indemnified Parties”) from and against any claims, liabilities, liens, cause of action, expenses, costs, or damages (including reasonable attorneys’ fees and personal injury claims but expressly excluding punitive, special, consequential or incidental damages (except as related to any unaffiliated third party claims)) (“Losses”) resulting from the entry on or inspection of the Property prior to the Closing Date by Buyer or Buyer’s contractors, employees, representatives, lenders or agents; provided, however, that Buyer shall not be responsible for any Losses resulting from the discovery of adverse information regarding the Property. In the event this Agreement is terminated for any reason, Buyer shall promptly restore the Property to the extent of any physical change or damage made as a result of the conduct of any inspection or investigation of the Property by Buyer or Buyer’s agents, representatives or contractors to substantially the same condition that existed immediately prior to Buyer’s inspection and investigation, to the extent permitted by applicable law. Any provision to the contrary herein notwithstanding, the provisions of the previous two sentences shall survive termination of this Agreement for any reason for a period of (a) three (3) months with respect to the repair obligation above, any other claim of Seller unrelated to a claim of a third party unaffiliated with Seller, or any

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claim of Seller relating to a claim made by a third party unaffiliated with Seller of which Seller first becomes aware prior to the expiration of said three (3) month period, or (b) one (1) year with respect to any claim of Seller relating to a claim made by a third party unaffiliated with Seller of which Seller first becomes aware after the expiration of said three (3) month period; provided however that if Seller shall have provided written notice to Buyer with reasonable detail of a specified repair Buyer is required to make hereunder within the applicable period, then such period shall be extended until such repair is complete.
6.5    Buyer’s Termination Right. If Buyer exercises the right to terminate this Agreement in accordance with Sections 6.3 (including without limitation for any New Title Matter) or 6.4 hereof, this Agreement shall terminate as of the date the termination notice is given by Buyer (except as to such matters that are expressly specified to survive the termination of this Agreement), and Escrow Holder shall return the Deposit to Buyer If Buyer does not exercise the right to terminate this Agreement in accordance with Sections 6.3 or Section 6.4 hereof, this Agreement shall continue in full force and effect and the Deposit shall become non-refundable except as provided in Section 3.1 above.
6.6    Contracts. On or before the expiration of the Due Diligence Period, Buyer shall notify Seller in writing as to which of the Contracts Buyer elects to assume at Closing, in Buyer’s sole and absolute discretion; provided that to the extent that any Contract expressly requires payment of a penalty, premium, or damages, including liquidated damages, for cancellation and Buyer elects not to assume such Contract, then Buyer shall be solely responsible for the payment of the same, which obligation shall survive Closing. If Buyer fails to provide such notice, Buyer shall be deemed to have elected to assume all the Contracts. Promptly following expiration of the Due Diligence Period, Seller shall notify the vendors under those Contract(s) which Buyer has not agreed to assume (with a copy of such notice to Buyer) and, provided that Closing occurs hereunder, such Contracts shall terminate effective as of the Date of Closing. Seller shall, at no unaffiliated third party cost to Seller, reasonably cooperate with Buyer, both before and after the Close of Escrow, to obtain any approvals or consents required to assign any Contracts to Buyer, including, without limitation, sending requests for such approvals or consents to the party or parties whose consent or approval is required. If Seller fails to timely send any such request for approval or consent, following expiration of applicable notice and cure periods hereunder, Buyer may do so in Seller’s name. Buyer shall indemnify, hold harmless and defend Seller’s Indemnified Parties from and against any and all Losses arising from or related to any action taken by Buyer in Seller’s name pursuant to the prior sentence. Seller’s and Buyer’s obligations under this Section 6.6 shall survive the Close of Escrow.

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7.    REPRESENTATIONS AND WARRANTIES.
7.1    Seller’s Representations and Warranties. The representations, warranties and covenants of Seller in this Section 7.1 are a material inducement for Buyer to enter into this Agreement. Buyer would not purchase the Property without such representations, warranties and covenants of Seller. Such representations, warranties and covenants shall survive the Closing for the period described at the end of Section 8.1 below. Seller represents, warrants and covenants to Buyer as of the date of this Agreement and as of the Closing Date as follows, except, in all cases, for the Permitted Exceptions and any fact, information, or condition disclosed in the Title Commitment and any updates thereto:
7.1.1    Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado. Seller has full power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary action on the part of Seller and all required consents and approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to principals of equity and bankruptcy laws. There is no agreement to which Seller is a party or, to Seller’s knowledge, that is binding on Seller which is in conflict with this Agreement.
7.1.2    All of the Personal Property owned by Seller as of the date of Seller’s execution of this Agreement is described in Exhibit “B” attached hereto, which is a materially accurate and materially complete list of all tangible personal property owned by Seller relating to the ownership, management, operation, maintenance or repair of the Real Property as of the date of Seller’s execution of this Agreement. All of the Personal Property is located at the Real Property. Seller has (and can convey at Closing) good title to the Personal Property and the Intangible Property, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever, other than liens, encumbrances and security interests that will be terminated at or prior to Closing; provided, however, Seller provides no representation or warranty as to the Personal Property previously assigned or conveyed to and not purchased by Seller.
7.1.3    All of the Leases are described in Schedule 1 attached hereto (to the extent in effect as of the date of the Rent Roll attached as Schedule 1), and there are no persons leasing, using or occupying the Real Property or any part thereof except the tenants under the Leases. All of the Contracts in effect as of the date of Seller’s execution of this Agreement are described in Schedule 2 attached hereto, which is a materially accurate and complete list of all Contracts as of the date of Seller’s execution of this Agreement. Seller has (and can convey at Closing) good title to the Leases, the Contracts and the Approvals, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever, other than liens, encumbrances and security interests that will be terminated at or prior to Closing, except with respect to any consents or fees required pursuant to the terms of any Approvals for the transfer thereof to Buyer; provided, however, Seller provides no representation or warranty as to the Lease, Contracts or Approvals previously assigned to and not originated by Seller.

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7.1.4    All information on the Rent Roll (and on each subsequent rent roll delivered by Seller to Buyer including without limitation the Rent Roll delivered under Section 8.1.5) is accurate and complete in all material respects as of the date thereof. To Seller’s knowledge, any written notices received from any tenant under the Leases claiming any breach or default by Seller under any of the Leases would be contained in the tenant files that have been made available to Buyer as provided in Section 6 of this Agreement.
7.1.5    To Seller’s knowledge, any written information (including violation notices and/or work orders) relating to any defect of the material systems, elements and components of the Property (including the roof, foundation and structural elements, and the elevator, mechanical, electrical and life safety systems) that, to Seller’s knowledge, would require more than $500,000 to correct, would be contained in the files that have been made delivered to or available to Buyer as provided in Section 6 of this Agreement; provided, however, consistent with Section 8.3 below, Buyer makes no representation or warranty with respect to any roof.
7.1.6    To Seller’s knowledge, Seller has not received any written notice, citation or other written claim from a governmental authority alleging any building, earthquake, zoning, land use, environmental, antipollution, health, fire, safety, access and accommodations for the physically handicapped, subdivision, energy and resource conservation and similar laws, statutes, rules, regulations and ordinances and all covenants, conditions and restrictions applicable to the Real Property, which was not subsequently cured.
7.1.7    To Seller’s knowledge, other than the environmental reports delivered to Buyer as required under Section 6, neither Seller nor its affiliates or property manager has commissioned or is in actual possession of any study or report relating to the presence or absence of hazardous materials on the Property.
7.1.8    Except for (a) actions by Seller to evict tenants under the Leases that will be completed prior to Closing and (b) any matter covered by Seller’s current insurance policies, all of which are described on Schedule 7.1.8 attached hereto, there is no litigation, arbitration or other legal or administrative suit, action, proceeding or investigation of any kind pending (including, without limitation, involving the federal Department of Housing and Urban Development or the Americans with Disabilities Act of 1990, as amended, or any other law, rule or regulation governing access by disabled persons), for which Seller has received written notice or service of process, or, to Seller’s knowledge, threatened in writing against or involving Seller or relating to the Property or any part thereof. Neither Seller nor any affiliate thereof or property manager on Seller’s behalf has commenced any legal or administrative action or proceeding to contest or appeal the amount of real property taxes or assessments levied against the Real Property or any part thereof or the assessed value of the Real Property or any part thereof for real property tax purposes.
7.1.9    Intentionally omitted.
7.1.10    Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.
7.1.11    Intentionally omitted.

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7.1.12    Seller is solvent, has not made a general assignment for the benefit of its creditors, and has not admitted in writing its inability to pay its debts as they become due, nor has Seller filed, nor does it contemplate the filing of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or any other proceeding for the relief of debts in general, nor has any such proceeding been instituted by or, to Seller’s knowledge, against Seller.
7.1.13    Except for CBRE (“Broker”), Seller has not dealt with any investment advisor, real estate broker or finder, or incurred any liability for any commission or fee to any investment advisor, real estate broker or finder, in connection with the sale of the Property to Buyer or this Agreement.
7.1.14    Intentionally omitted.
7.1.15    Intentionally omitted.
7.1.16    Seller is not any of the following: (i) a person or entity that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (herein called the “Executive Order”); (ii) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity that is named as a “specifically designated national” or “blocked person” on the most current list published by the U.S. Treasury Department’s Office of Foreign Assets Control (herein called “OFAC”) at its official website, http://www.treas.gov/offices/enforcement/ofac; (iv) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (v) a person or entity that is affiliated with any person or entity identified in the foregoing clauses (i), (ii), (iii), or (iv).
7.1.17    Intentionally omitted.
7.1.18    To Seller’s knowledge, all of the Seller Deliveries provided or otherwise made available to Buyer are complete copies of such documents to the extent in Seller’s (or its affiliates’ or property manager’s) possession and are the documents utilized and relied upon by Seller in the ordinary course of business.
7.1.19    All employees of Seller or Seller's property manager employed at or in connection with the Property have been paid their respective salaries and any fringe benefits (including vacation and sick-leave) accruing through the date hereof and will be paid in full as of the Closing Date.

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7.1.20    Intentionally omitted.
All references in this Agreement to Seller’s “knowledge” or similar terminology shall mean and refer only to actual knowledge of Jim DiRienzo, Director of Acquisitions, and Thomas Barta, Chief Operating Officer, and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of Seller, or any affiliate of Seller, or to impose upon such individuals any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such individuals any individual personal liability. In the event that Seller provides to Buyer, whether by the Seller Deliveries or any other written disclosure from Seller to Buyer made before the expiration of the Due Diligence Period, information that actually conflicts with any representation or warranty, then unless such information also constitutes a default by Seller of any other provision of this Agreement (other than this Section 7.1), Buyer’s sole remedy shall be to terminate this Agreement and receive a refund of the Deposit, and if Buyer does not exercise such remedy then such representation or warranty shall be automatically and without further action deemed modified by such information.
7.2    Buyer’s Representations and Warranties. Buyer represents and warrants to Seller as follows (which representations, warranties and covenants shall survive the Closing for one (1) year):
7.2.1    Buyer is a corporation, duly organized, validly existing, and in good standing under the laws of the State of California.
7.2.2    Buyer has all requisite power and authority to execute and deliver this Agreement and to carry out its obligations hereunder and the transactions contemplated hereby. This Agreement has been, and the documents contemplated hereby will be, duly executed and delivered by Buyer and constitute its legal, valid, and binding obligation enforceable against it in accordance with its terms.
7.2.3    Buyer is not any of the following: (i) a person or entity that is listed in the annex to, or is otherwise subject to the provisions of the Executive Order; (ii) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity that is named as a “specifically designated national” or “blocked person” on the most current list published by OFAC at its official website, http://www.treas.gov/offices/enforcement/ofac; (iv) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (v) a person or entity that is affiliated with any person or entity identified in the foregoing clauses (i), (ii), (iii), or (iv).
7.2.4    Except for Broker, Buyer has not dealt with any investment adviser, real estate broker or finder, or incurred any liability for any commission or fee to any investment adviser, real estate broker or finder, in connection with the purchase of the Property or this Agreement.

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8.    COVENANTS.
8.1    Seller. Seller covenants and agrees with Buyer as follows:
8.1.1    Between the date of this Agreement and the Closing Date, Seller shall not execute any new lease or contract affecting the Real Property or amend, modify, renew, extend or terminate any of the existing Leases, Contracts, Approvals or Permitted Exceptions in any respect without the prior approval of Buyer, which approval may be withheld in Buyer’s reasonable discretion; provided, however, that any Leases that are either renewed on a month-to-month basis or are consistent with the current leasing practices of Seller as of the date hereof, including, without limitation, current rental rates and concessions as of the date hereof, shall be deemed to be automatically approved by Buyer. Under no circumstance may Seller enter into any new lease for a term of less than 6 months or more than 1 year, or accept any payments under any Leases more than 2 months in advance. Notwithstanding anything herein to the contrary, Buyer shall be deemed to have approved a proposed lease or contract, or amendment, modification, renewal, extension or termination of any existing Leases, Contracts, Approvals, or Permitted Exceptions if Buyer has not made an objection to the same within two (2) Business Days after Buyer’s receipt of such proposed document and a written request for approval. Further, Seller, may enter into contracts for goods and services without the approval of Buyer, provided that such Contracts must be terminable (and actually terminated) prior to Closing without payment of any penalty or fee. Notwithstanding anything herein to the contrary, Buyer shall be deemed to have approved a proposed contract if Buyer has not made an objection to such contract within two (2) Business Days after Buyer’s receipt of such proposed contract and a written request for approval. Notwithstanding anything herein to the contrary, prior to Closing Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants in its ordinary course of business in accordance with its current practices as of the date hereof. Buyer agrees that, absent a breach by Seller of its obligations under this Section 8.1 to operate and lease the Property in the ordinary course of business in accordance with Seller’s current practices as of the date hereof, the departure or removal, prior to Closing, of any of such guests, occupants or tenants, or the termination of the applicable Lease, shall not be the basis for, nor shall it give rise to, any claim on the part of Buyer, nor shall it affect the obligations of Buyer under this Agreement in any manner whatsoever.

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8.1.2    Between the date of this Agreement and the Closing Date, Seller shall manage, operate, maintain and repair the Real Property and the Personal Property in the ordinary course of business in accordance with Seller’s current management, operating, maintenance and repair practices in effect as of the date hereof (including, without limitation, maintenance of substantially the same advertising and marketing programs for the Real Property in effect as of the date hereof). Except as necessary to address any life or safety issue at the Property, Seller will not make any material alterations to the Property, and shall promptly give Buyer copies of all notices received by Seller asserting any breach or default under the Leases or the Contracts or any violation of the Approvals, Permitted Exceptions or any covenants, conditions, restrictions, laws, statutes, rules, regulations or ordinances applicable to the Real Property or the Personal Property. Between the date of this Agreement and the Closing Date, Seller shall keep in force property insurance covering all buildings, structures, improvements, machinery, fixtures and equipment included in the Real Property insuring against all risks of physical loss or damage, subject to standard exclusions, in an amount equal to the actual replacement cost (without deduction for depreciation) of such buildings, structures, improvements, machinery, fixtures and equipment.
8.1.3    Intentionally omitted.
8.1.4    Intentionally omitted.
8.1.5    Seller shall promptly (i) notify Buyer in writing of any litigation, arbitration, condemnation or administrative hearing to Seller’s knowledge before any court or governmental agency concerning Seller or the Property that is instituted after the date hereof, other than eviction or unlawful detainer actions that will be completed prior to Closing, and shall provide all pleadings with respect thereto and with respect to the matters described on Schedule 7.1.8 and other non-privileged information relating thereto reasonably requested by Buyer, (ii) provide to Buyer copies of any Leases or Contracts entered into after the date hereof (subject to the terms of Section 8.1.1 above), (iii) within two (2) Business Days after Seller’s receipt of request therefor, provide to Buyer an updated Rent Roll with all information concerning the Leases updated through the date that is one (1) Business Day before the date that the updated Rent Roll is delivered to Buyer, and (iv) upon written request from Buyer, to be made not more frequently that every two weeks, any documents or materials received by Seller from and after the Effective Date (or the date of the most recent request of Buyer) that would have been included in Seller Deliveries if received prior to such date.
8.1.6    Seller shall indemnify and defend Buyer against and hold Buyer harmless from all Losses, (i) that may be suffered or incurred by Buyer arising from any representation or warranty made by Seller in Section 7.1 hereof being untrue or incorrect in any material respect when made or that may be caused by any breach by Seller of any such representation or warranty or any breach of this Agreement, or (ii) arising from or based on any third party personal injury or third party property damage occurring in, on or about the Real Property before the Closing Date.

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8.1.7    Between the date of this Agreement and the Closing Date, Seller shall not (i) in any manner sell, convey, assign, transfer, encumber or otherwise dispose of the Real Property, or any material Personal Property, or any part thereof or interest therein or, without the prior written consent of Buyer, which shall not be unreasonably withheld, conditioned, or delayed (and which shall be deemed given if Buyer does not provide written notice of its objections, with specific reasons therefor, within two (2) business days following receipt of written request for approval from Seller), except for encumbrances and liens to be released at Closing or, with respect to the Personal Property only, as necessary to address any life or safety issue at the Property, subject to reasonable replacements, or otherwise in the normal course of Seller’s business, or (ii) market, initiate, solicit, continue or respond to any offers or negotiations related to the sale of the Property or any material portion thereof or interests therein; it being understood and agreed that Seller shall work exclusively with Buyer until the expiration of the Due Diligence Period, and thereafter until the Closing Date unless this Agreement is terminated in accordance with its terms.
8.1.8    Seller shall pay all commissions, fees and expenses due to Broker in respect of the sale of the Property to Buyer or this Agreement if the Closing occurs, pursuant to the terms of a separate contract. Seller hereby agrees to indemnify and hold Buyer harmless from and against any and all claims for brokerage or finder’s fees or other similar commissions or compensation made by any and all other brokers or finders claiming to have dealt with Seller in connection with this Agreement or the consummation of the transaction contemplated hereby.
8.1.9    Seller shall not dissolve its existing entity and shall remain validly existing and in good standing under the laws of the State of its formation during the period commencing on the date of this Agreement and ending on the date that is nine (9) months after the Closing Date; provided, however, that if Buyer gives Seller written notice of a claim under this Agreement on or before the expiration of such period, such covenant shall extend until the date such claim has been satisfactorily resolved in Buyer’s reasonable discretion.
The indemnification obligations of Seller set forth in Section 8.1.6 shall survive the Closing or the termination of this Agreement for any reason for a period of nine (9) months. Any claim made by Buyer in connection with said indemnities shall be made within nine (9) months after the Closing or termination or shall automatically be null, void and of no force or effect whatsoever, and Buyer’s remedies for any such claim shall be limited to recovery of damages not to exceed an amount equal to 1.5% of the Purchase Price; provided, however, that there shall be no such monetary limitation on Buyer’s damages in connection with any third party personal injury or third party property damage occurring in, on or about the Real Property before the Closing Date or claims made by tenants for return of a security deposit under a Lease for which Buyer did not receive a credit from Seller at Closing; and provided further however that Buyer shall not be entitled to indemnification from Seller with respect to a breach by Seller of a representation or warranty or of this Agreement of which Buyer had actual knowledge prior to Closing, it being understood and agreed that, notwithstanding anything to the contrary contained herein, Buyer’s sole remedies with respect to any such breach actually discovered by Buyer prior to Closing shall be (i) to terminate this Agreement and receive a refund of the Deposit, or (ii) if and to the extent applicable, as set forth in Section 3.4 above.

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8.2    Buyer. Buyer covenants and agrees with Seller as follows:
8.2.1    Intentionally omitted.
8.2.2    Buyer shall indemnify and defend Seller against and hold Seller harmless from all Losses, (i) that may be suffered or incurred by Seller arising from any representation or warranty made by Buyer in Section 7.2 hereof being untrue or incorrect in any material respect when made or that may be caused by any breach by Buyer of any such representation or warranty or any breach of this Agreement, or (ii) arising from or based on any personal injury or property damage occurring in, on or about the Real Property from or after the Closing Date.
The indemnification obligations of Buyer set forth in Section 8.2.2 shall survive the Closing or the termination of this Agreement for any reason for a period of nine (9) months. Any claim made by Seller in connection with said indemnities shall be made within nine (9) months after the Closing or termination or shall automatically be null, void and of no force or effect whatsoever, and Seller’s remedies for any such claim shall be limited to recovery of damages not to exceed an amount equal to 1.5% of the Purchase Price; provided, however, that there shall be no such monetary limitation on Seller’s damages in connection with any third party personal injury or third party property damage occurring in, on or about the Real Property from or after the Closing Date; and provided further however that Seller shall not be entitled to indemnification from Buyer with respect to a breach by Buyer of a representation or warranty of which Seller had actual knowledge prior to Closing, it being understood and agreed that notwithstanding anything to the contrary contained herein Seller’s sole remedies with respect to any such breach actually discovered by Seller prior to Closing shall be as set forth in Section 3.3 above.
8.2.3    Buyer hereby agrees to indemnify and hold Seller harmless from and against any and all claims for brokerage or finder’s fees or other similar commissions or compensation made by any and all brokers or finders claiming to have dealt with Buyer in connection with this Agreement or the consummation of the transaction contemplated hereby, other than Broker. The terms of this Section 8.2.3 shall survive Closing.
8.3     Roofs. Buyer acknowledges and agrees that, notwithstanding anything herein to the contrary, all roofs of the improvements on the Real Property shall be delivered in their as-is condition, and nothing shall obligate Seller to repair or replace any such roofs (subject to Section 12, if and to the extent of a subsequent casualty). In consideration for the foregoing, Buyer shall receive a credit against the Purchase Price at Closing in the amount of $300,000.

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9.    ADJUSTMENTS AND PRORATIONS.
9.1    Generally. All taxes (including, without limitation, real estate taxes and personal property taxes), collected rents, laundry income, fees, rents and other income paid under any cable contracts Buyer elects to assume pursuant to Section 6.6 above (including, without limitation, any amounts paid on or about execution of the applicable contract for rights and privileges provided over the term of the applicable contract), parking income, furniture rental, charges for utilities (including water, sewer, gas, and fuel oil) and for utility services, maintenance services, maintenance and service contracts, all operating costs and expenses, and all other income, costs, and charges of every kind which in any manner relate to the operation of the Property (but not including insurance premiums) shall be prorated as of 11:59 p.m. the day immediately preceding the Date of Closing (the “Proration Date”). If the amount of any such items is not known on the Proration Date, they shall be apportioned on the basis of the amounts for the preceding year, with a reapportionment as soon as the new amounts can be ascertained. Any deposits on utilities paid by Seller shall be returned to Seller. On the Date of Closing, Seller shall deliver to Buyer all inventories of supplies on hand at the Property owned by Seller, if any, at no additional cost to Buyer. Buyer and Seller shall cooperate to produce no later than two (2) Business Days prior to the Closing Date a schedule of prorations which is as complete and accurate as reasonably possible.
9.2    Rental Income. Rental income from the Property (including, without limitation, laundry income, late fees and charges, and all other payments received from tenants under or in connection with the Leases) shall be prorated as of the Proration Date. Non-delinquent rents shall be prorated as of the Proration Date. Rents delinquent as of the Proration Date (i.e., rents that are due and owing after the expiration of any applicable grace period or, if no grace period is provided, after the date such rents are due), but collected later, shall be prorated as of the Proration Date when collected. Rents collected after the Proration Date from tenants whose rental was delinquent at the Proration Date shall be deemed to apply first to the current rental due at the time of payment and second to rentals which were delinquent as of the Proration Date. Rents collected after the Proration Date to which Seller is entitled shall be promptly paid to Seller. For a period of sixty (60) days after the Closing Date, Buyer shall use reasonable efforts to collect all rents which are delinquent as of the Proration Date with no obligation to incur any expenses or commence litigation to collect such rents. Commencing as of sixty one (61) days after the Closing Date, Seller may use reasonable efforts, including litigation, to collect any rents delinquent as of the Proration Date which are still uncollected; provided, however, in exercising its remedies against tenants as outlined in this Section, Seller shall not evict any tenant of the Property or otherwise unreasonably interfere with Buyer’s operation of the Property. With respect to unapplied refundable security deposits not yet applied, if any, made by tenants at the Property, Buyer shall receive credit therefor at Closing. Any leasing commissions with respect to the Leases shall be the sole responsibility of Seller, and shall be paid or discharged fully at or prior to Closing.

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9.3    RUBS. Within ninety (90) days after the Closing Date, all reimbursable utility bills for utility charges incurred by Seller and reimbursable to Seller from the tenants under the Leases for periods prior to Closing (“RUBS”), if received by Buyer, shall be remitted by Buyer to Seller. Thereafter, Buyer shall have no obligation to remit RUBS income to Seller.
9.4    Proration Period. If any of the items subject to proration hereunder cannot be prorated as of the Proration Date because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations as of the Proration Date are discovered subsequent to the Close of Escrow, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Close of Escrow and the proper party reimbursed within thirty (30) days after such party’s receipt of written demand therefor. This covenant shall survive the Closing of the sale contemplated hereby for a period of one (1) year with respect to tax prorations and ninety (90) days with respect to all other prorations, and shall then terminate.
9.5    Rent Ready Adjustments. Not more than forty-eight (48) hours prior to Close of Escrow (“Walk Though Date”), a representative of Buyer and a representative of Seller shall conduct an onsite walk-through of the then unoccupied rental units on the Property to determine whether such unoccupied rental units are in “rent ready” condition. With respect to any rental unit that is vacated either (a) on or before five (5) days prior to Close of Escrow that Seller has not placed in a “rent ready” condition before the Walk Through Date or (b) on or after the Walk Through Date, Buyer shall receive a credit against the Purchase Price at Closing in the amount of $500 per unit. As used herein, “‘rent ready’ condition” means Seller’s practice and procedures, as of the date of this Agreement, for placing units in “rent ready” condition. Nothing contained in this Section 9.6 shall be construed as limiting Buyer’s rights and Seller’s obligations under the other provisions of this Agreement.
10.    CLOSING DOCUMENTS.
10.1    Seller’s Deliveries. Conditioned upon performance by Buyer hereunder, Seller shall execute and deliver to Escrow Holder prior to 11:00 a.m. Mountain Time on the Closing Date the following:
10.1.1    Deed. A special warranty deed with respect to the Real Property, in the form of attached Exhibit “D” (the “Deed”), subject only to the Permitted Exceptions;
10.1.2    Assignment and Assumption of Leases, Contracts and Approvals. An assignment of all of Seller’s right, title and interest in and to the Leases, Contracts and Approvals in the form of attached Exhibit “E” (“General Assignment”);
10.1.3    Bill of Sale. A bill of sale in the form of attached Exhibit “F”, assigning and transferring to Buyer all of the right, title, and interest of Seller in and to the Personal Property and the Intangible Property;

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10.1.4    Non-Foreign Certificate. A certification that Seller is not a non-resident alien (a foreign corporation, partnership, trust, or estate as defined in the Internal Revenue Code and Treasury Regulations promulgated thereunder), in the form of attached Exhibit “G”; and
10.1.5    Tenant Notices. One original form notice to the tenants under all Leases of the occurrence of the sale of the Property in the form of attached Exhibit “H”, as may be modified at the reasonable request of Buyer to conform to the requirements of applicable law. Buyer shall deliver one copy of such tenant notice to each tenant promptly following Closing, which obligation shall survive the Closing.

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10.1.6    Affidavit(s). An owner’s and gap indemnity in the form agreed upon by Seller and Escrow Agent during the Due Diligence Period. In the event Seller’s last proposed form is not acceptable to Escrow Agent, Buyer’s sole remedy shall be to terminate this Agreement prior to expiration of the Due Diligence Period in accordance with the terms of Section 6.4.
10.1.7    Gap Indemnity. [Intentionally omitted – addressed in above form.]
10.1.8    Rent Roll. An updated Rent Roll, in the same form and with the same categories of information as on the initial Rent Roll, with all information concerning the Leases updated through the date which is one (1) Business Day prior to the Proration Date.
10.2    Buyer’s Deliveries. Conditioned upon performance by Seller hereunder, Buyer shall execute and deliver to Escrow Holder prior to 11:00 a.m. Mountain Time on the Closing Date the General Assignment.
10.3    Other Closing Documents. Each party shall deliver to Escrow Holder such duly executed and acknowledged or verified certificates, affidavits, settlement statements and other usual and customary closing documents respecting the power and authority to perform the obligations hereunder and as to the due authorization thereof by the appropriate corporate, partnership, or other representatives acting for it, as Escrow Holder may reasonably request, and such conveyancing or transfer tax forms or returns, if any, as are required to be delivered by Seller or Buyer under applicable state or local law in connection with the conveyance of the Real Property. Each party shall deliver any additional documents that the other party or Escrow Holder may reasonably require for the proper consummation of the transaction contemplated by this Agreement; provided, however, that no such additional document shall expand any obligation, covenant, representation or warranty of such party or result in any new or additional obligation, covenant, representation or warranty of such party under this Agreement beyond those expressly set forth in this Agreement.
10.4    Closing Documents. All documents to be delivered to Escrow Holder pursuant to this Section 10 shall hereinafter be referred to as “Closing Documents”.
10.5    Possession. Upon Closing, Seller shall deliver to Buyer sole possession of the Property, subject to the Leases, Contracts that are to be assumed by Buyer, and Permitted Exceptions.

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11.    COSTS. Seller shall pay all real estate transfer taxes and documentary stamps, the cost of the Title Commitment and any updates thereto, the cost of a standard ALTA Owner’s Policy of Title Insurance (the “Title Policy”), the costs of any endorsements to the Title Policy to the extent that such endorsements are necessary to cure any Objections that Seller has elected in writing or is required to cure, any amounts payable by Seller under Section 6.6, and the cost of preparation of Seller’s Closing Documents. Buyer shall pay the cost for any extended ALTA title insurance coverage, if desired, the cost of any endorsements to the title policy (if requested by Buyer), the cost of preparation of Buyer’s Closing Documents, the cost of any updated survey, if desired, and, if and to the extent provided in Section 6.6 above, any cancellation fees or penalties due to any vendor under any Contract as a result of the termination thereof. Seller and Buyer shall each pay one-half (1/2) of (i) Escrow Holder’s escrow fee (excluding charges assessed by Escrow Holder for special services, which shall be paid by the party requesting or using such special services), (ii) recording fees for the Deed, and (iii) other closing costs. Each party shall pay its own attorney’s fees.
12.    CASUALTY OR CONDEMNATION. During the period from the Opening of Escrow through Closing, all risk of loss from fire or other casualty or condemnation shall be borne by Seller. If, before the Closing Date, (i) the improvements on the Real Property are materially damaged by any casualty, meaning the cost for repairs is more than an amount equal to 1.5% of the Purchase Price, or (ii) proceedings are commenced for the taking by exercise of the power of eminent domain of all or a material part of the Property, meaning the value of the property to be taken is more than an amount equal to 1.5% of the Purchase Price, or would materially affect access to, the number of parking spaces, or the legal conforming status of the Property with applicable zoning laws, Buyer shall have the right, by giving notice to Seller within fifteen (15) days after Seller gives written notice of the casualty or condemnation to Buyer, to terminate this Agreement, in which event this Agreement shall automatically terminate and the Deposit shall be returned to Buyer. If, before the Closing Date, (a) the improvements on the Real Property are damaged by any casualty, but not in a material manner, (b) proceedings are commenced for the taking by exercise of the power of eminent domain of less than such a material part of the Property, or (c) Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not exercise such right, then this Agreement shall remain in full force and effect and, on the Closing Date, one of the following shall occur, as applicable: (1) in the event of a casualty, if Seller has not repaired the applicable damage prior to Closing Buyer shall receive (w) a credit against the cash balance of the Purchase Price payable at Closing to the extent of payments received by or on behalf of Seller prior to the Closing Date under any applicable insurance policy or policies in effect with respect to the Property, less the amount of Seller’s reasonable amounts expended on repairs prior to Closing (which Seller agrees that, only as to a casualty that occurs after expiration of the Due Diligence Period, shall not exceed $10,000 without the prior written consent of Buyer, which shall not be unreasonably withheld, conditioned, or delayed, and shall be deemed given if Buyer does not approve, or disapprove with specific reasons therefor, within two (2) business days following receipt of written request from Seller), (x) an assignment of Seller's rights to any payments which may be payable subsequent to the Closing Date under any applicable insurance policy or policies in effect with respect to the Property (or, if Seller’s insurer does not permit such policy and/or payments to be assigned to Buyer, a credit for such amounts), (y) an assignment of Seller's rights to payments with respect to rents due subsequent to the Closing Date under any rental insurance policy or policies

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with respect to the Property, if any (or, if Seller’s insurer does not permit such policy and/or payments to be assigned to Buyer, a credit for such amounts), and (z) a credit against the cash balance of the Purchase Price payable at the Closing in an amount equal to the aggregate amount of the deductibles with respect to all such insurance policies, but there shall be no other credit against or reduction in the Purchase Price attributable to such casualty; or (2) the condemnation award (or, if not theretofore received, the right to receive such award) payable on account of the taking shall be transferred to Buyer, and Seller shall receive a credit at Closing in the amount of its reasonable costs related to such condemnation and pursuit of such award. Seller shall give notice to Buyer immediately after the occurrence of any damage to the improvements on the Real Property by any casualty or receipt of written notice of the commencement of (or threatened commencement of) any eminent domain proceedings. Buyer shall have a period of fifteen (15) days after Seller has given the notice to Buyer required by this Section 12 to make the determination as to whether to terminate this Agreement if so permitted by this Agreement. If necessary, the Closing Date shall be postponed until Seller has given the notice to Buyer required by this Section 12 and the period of fifteen (15) days described in this Section 12 has expired.
13.    ATTORNEYS’ FEES. In any action to enforce or interpret the provisions of this Agreement, the prevailing party’s attorneys’ fees and costs shall be paid by the non-prevailing party.
14.    ASSIGNMENT. Buyer shall have the right, by giving notice to Seller before the Closing Date, to assign this Agreement to any person or entity designated by Buyer in such notice, so long as: (i) Buyer is an Affiliate (as defined below) of the proposed purchasing entity; (ii) Buyer is not released from its liability hereunder until Closing occurs; and (iii) Buyer provides written notice to Seller of any proposed assignment no later than three (3) Business Days prior to the Closing Date, together with reasonable evidence confirming that the requirements of clauses (i) and (ii) have been satisfied. As used in this Section, “Affiliate” is a person or entity controlled by, under common control with, or controlling Buyer or Steadfast Apartment REIT, Inc., a Maryland corporation. Except in connection with a like-kind exchange (as hereinafter defined), or as set forth above, Buyer may not assign this Agreement Except in connection with a like-kind exchange (as hereinafter defined), Seller may not assign this Agreement.
15.    WAIVER. No waiver of any breach of any agreement or provision contained herein shall be deemed a waiver of any preceding or succeeding breach of any other agreement or provision herein contained. No extension of time for the performance of any obligation or act shall be deemed an extension of time for the performance of any other obligation or act. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement and any aspect thereof.
16.    GOVERNING LAW; TIME. This Agreement shall be construed under the laws of the State in which the Real Property is located (without regard to the principles thereof governing conflicts of laws). All periods of time referred to in this Agreement shall include all business and non-business days unless such period of time specifies business days; provided, however, that if the date or last date to perform any act or give a notice with respect to the Agreement shall fall on a day that is not a business day, such act or notice may be timely performed or given on the next succeeding business day.

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17.    NOTICES. All notices required or permitted to be given hereunder shall be in writing and sent by overnight delivery service (such as Federal Express), in which case notice shall be deemed given on the Business Day after the date sent, or by personal delivery, in which case notice shall be deemed given on the date received, or by certified mail, in which case notice shall be deemed given three (3) Business Days after the date sent, or by electronic mail (with copy by overnight delivery service), in which case notice shall be deemed given on the date sent, to the appropriate address set forth below or at such other place or places as either Buyer or Seller may, from time to time, respectively, designate in a written notice given to the other in the manner described above.

To Seller: With Copy To: And to:
c/o Griffis Residential
4600 South Syracuse Street, Suite 200
Denver, CO 80237
Attention: Thomas S. Barta
E-mail: tbarta@griffisresidential.com
Telephone No.: (303) 268-2121

Griffis Residential
4600 South Syracuse Street, Suite 200
Denver, CO 80237
Attention: Veronica Martini
E-mail:   veronica@griffisresidential.com
Telephone No.: (303) 268-2121

Brownstein Hyatt Farber Schreck, LLP
410 17th Street, Suite 2200
Denver, CO 80202
Attention: Robert Kaufmann
E-mail: rkaufmann@bhfs.com
Telephone No.: (303) 223-1176

To Buyer:	Steadfast Asset Holdings, Inc. 18100 Von Karman Ave., Suite 500 Irvine, CA 92612 Attn: Ana Marie del Rio, Esq. E-mail: AnaMarie.delRio@steadfastco.com Telephone No.: (949) 852-0700
With Copy To:	Garrett DeFrenza Stiepel Ryder LLP 3200 Bristol Street, Suite 850 Costa Mesa, CA 92626-1808 Attn: Marcello F. De Frenza Email: mdefrenza@gdsrlaw.com Phone: (714) 384-4302

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18.    ENTIRE AGREEMENT. This instrument, executed in duplicate, sets forth the entire agreement between the parties and may not be canceled, modified, or amended except by a written instrument executed by both Seller and Buyer. All exhibits and schedules, whether or not annexed hereto, are a part of this Agreement for all purposes. This Agreement shall be binding upon and inure to the benefit of Seller and Buyer, and their respective successors and permitted assigns.
19.    COUNTERPARTS; COPIES. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. Electronic, photocopy and facsimile copies of signatures may be used in place and stead of original signatures with the same force and effect as originals.
20.    AUTHORITY. The individual(s) executing this Agreement on behalf of each party hereto hereby represent and warrant that he/she has the capacity, with full power and authority, to bind such party to the terms and provisions of this Agreement.
21.    RECORD ACCESS AND RETENTION.
Following the Effective Date, for a period of two (2) years after Closing, Seller shall promptly provide to Buyer (at Buyer’s expense) copies of, or shall provide Buyer reasonable access to, such non-privileged factual information relating to the operation of the Property as may be reasonably requested by Buyer, and in the possession or reasonable control of Seller or its property manager or accountants, to enable Buyer’s auditor to conduct an audit, in accordance with Rule 3-14 of Securities and Exchange Commission Regulation S-X, of the income statements of the Property for the year to date of the year in which Closing occurs plus the two (2) immediately preceding calendar years (provided, however, that other than fees paid or payable to Seller, a Seller affiliate or a third party for on-site property management, such audit shall not include an audit of asset management fees internally allocated by Seller (as opposed to paid to a third party) or interest expenses attributable to the Seller). Buyer shall be responsible for all out-of-pocket costs associated with this audit. Seller shall reasonably cooperate (at no cost to Seller) with Buyer’s auditor in the conduct of such audit; provided such cooperation shall not require Seller to incur any additional liability or to disclose any attorney-client privileged materials or work product information, any appraisals or other proprietary information, including any memoranda, compilations, analysis, or other communications created by Seller for its own internal or confidential purposes. In addition, following the Effective Date, for a period of two (2) years after Closing, Seller agrees to provide to Buyer or any affiliate of Buyer, if requested by such auditor, historical financial statements for the Property, including (without limitation) income and balance sheet data for the Property. Without limiting the foregoing, (i) Buyer or its designated independent or other auditor may audit Seller’s operating statements of the Property, at Buyer’s expense, and following the Effective Date, for a period of two (2) years after Closing, Seller shall provide such documentation regarding the operation of the Property as Buyer or its auditor may reasonably request in order to complete such audit, and (ii)  following the Effective Date, for a period of two (2) years after Closing, Seller shall furnish to Buyer such financial and other information regarding the operation of the Property as may be reasonably required by Buyer or any affiliate of Buyer to make any required filings with the Securities and Exchange Commission or other governmental authority. Seller’s obligation to maintain its

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records for use under this Section 21 shall be an on-going condition to Buyer’s obligation to Close Escrow, and Seller shall maintain its records for use under this Section 21 for a period of not less than two (2) years after the Closing Date. The provisions of this Section shall survive Closing.
22.    CONTRACT CONSIDERATION. The parties have bargained for and expressly agree that the rights and obligations of each party contained in this Agreement, including, without limitation, Buyer’s obligation to deliver the Independent Contract Consideration (as hereinafter defined) to Escrow Holder, constitute sufficient consideration for the other party’s execution, delivery and performance of this Agreement in accordance with its terms, including without limitation, Buyer’s exclusive right to inspect and purchase the Property pursuant to this Agreement and all contingencies and conditions of Closing for the benefit of Buyer set forth in this Agreement. Buyer shall deliver to Escrow Holder, in addition to and together with Buyer’s delivery to Escrow Holder of the Initial Deposit, the sum of ONE HUNDRED AND 00/100 DOLLARS ($100.00) (“Independent Contract Consideration”). Escrow Holder shall release and deliver the Independent Contract Consideration to Seller immediately following receipt from Buyer without the need for further instruction from any party. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, is non‑refundable, is fully earned, and shall be retained by Seller notwithstanding any other provision of this Agreement.
23.    JURY TRIAL WAIVER. EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH SELLER AND/OR BUYER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES AND EACH HEREBY REPRESENTS AND WARRANTS TO THE OTHER THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER REPRESENTS AND WARRANTS TO THE OTHER THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OF ITS OWN FREE WILL, AND HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE PROVISIONS OF THIS SECTION SHALL SURVIVE CLOSING OR THE TERMINATION OF THIS AGREEMENT.
24.    COUNSEL. EACH PARTY HERETO WARRANTS AND REPRESENTS THAT EACH PARTY HAS BEEN AFFORDED THE OPPORTUNITY TO BE REPRESENTED BY COUNSEL OF ITS CHOICE IN CONNECTION WITH THE EXECUTION OF THIS AGREEMENT AND HAS HAD AMPLE OPPORTUNITY TO READ, REVIEW, AND UNDERSTAND THE PROVISIONS OF THIS AGREEMENT.

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25.    EQUAL PARTICIPATION. SELLER AND BUYER HAVE PARTICIPATED EQUALLY IN THE PREPARATION OF THIS AGREEMENT, AND, THEREFORE, THIS AGREEMENT AND EACH PROVISION HEREOF SHALL NOT BE CONSTRUED IN FAVOR OF OR AGAINST ANY PARTY TO THIS AGREEMENT BY REASON OF ONE PARTY’S BEING DEEMED TO PREPARED THIS AGREEMENT OR IMPOSED SUCH PROVISION.
26.    TAX-FREE EXCHANGE.
Should either party intend to complete a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code ("like-kind exchange"), such party (the “Exchanging Party”) may enter into a like-kind exchange agreement with a third party exchange accommodation titleholder or qualified intermediary and, in connection therewith, assign its rights under this Agreement to said third party provided that said Agreement shall be binding upon such assignee in all respects as to the obligations to the non-exchanging party. The non-exchanging party hereby agrees to reasonably cooperate with Exchanging Party in the like-kind exchange without any cost, expense or liability to the non-exchanging party and without reduction or alteration of the rights of the non-exchanging party under this Agreement; provided, however that the non-exchanging party shall not be required to undertake any additional liability or obligation and provided further that such like-kind exchange does not extend the Closing Date (or any other dates in this Agreement) or be a condition to Closing. As part of such like-kind exchange, Seller shall convey the Property directly to Buyer and neither Buyer nor Seller shall be obligated to acquire any other property or interests as part of such like-kind exchange. The Exchanging Party shall indemnify and hold the non-exchanging party harmless and defend the non-exchanging party from any and all Losses of any kind and nature in connection with such like-kind exchange for benefit of the Exchanging Party or the non-exchanging party’s cooperation with the Exchanging Party to accomplish such like-kind exchange. Nothing herein shall release the Exchanging Party of any of the obligations or liabilities under this Agreement. The terms of this Section 26 shall survive Closing or any earlier termination of this Agreement.
27.    WAIVER OF CONSEQUENTIAL DAMAGES.
EXCEPT WITH RESPECT TO INDEMNIFICATION OBLIGATIONS WITH RESPECT TO CLAIMS BY UNAFFILIATED THIRD PARTIES, UNDER NO CIRCUMSTANCES MAY EITHER PARTY SEEK OR BE ENTITLED TO RECOVER FROM THE OTHER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH THE PARTIES SPECIFICALLY WAIVE, FROM THE OTHER PARTY FOR ANY BREACH BY SUCH PARTY, OF ITS COVENANTS OR ITS OBLIGATIONS UNDER THIS AGREEMENT.

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28.    CONFIDENTIALITY.
Seller and Buyer shall not disclose the terms and conditions contained in this Agreement and shall keep the same confidential, provided that each may disclose the terms and conditions of this Agreement: (a) as required by law; (b) to consummate the terms of this Agreement, or any financing relating thereto, including to current and prospective investors; and (c) to its potential lenders, attorneys, employees, agents, consultants, auditors and accountants. Any non-public information obtained by Buyer in the course of its inspection of the Property, and any non-public Seller Deliveries provided by Seller to Buyer hereunder, shall prior to Closing be confidential and Buyer shall be prohibited from making such information public other than to its agents, employees, contractors, lenders and representatives and/or in accordance with clauses (a), (b), and (c) above, whom Buyer shall inform to keep such information confidential, without Seller’s prior written authorization, which may be granted or denied in Seller’s reasonable discretion. In addition, each party shall use its reasonable efforts prior to Closing to prevent its agents, employees, contractors, lenders and representatives from divulging any such confidential information to any unrelated third parties except for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Agreement. In no event prior to Closing shall Buyer or its agents, employees, contractors, representatives, existing or potential lenders or investors, attorneys, auditors, or accountants, without the prior written consent of Seller contact any tenant of the Property.
29.    NO RECORDING. Buyer shall not cause or knowingly permit this Agreement, nor any memorandum or other evidence hereof, to be recorded in the public records without Seller’s prior written consent, which consent may be withheld at Seller’s sole discretion. If Buyer records this Agreement or any other memorandum or evidence thereof, Buyer shall be in default of its obligations under this Agreement.
30.    SEVERABILITY. In the event that any part of this Agreement shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Agreement and the remaining portions of this Agreement shall be valid and enforceable.
31.    NON-SOLICITATION OF EMPLOYEES. Prior to the expiration of the Due Diligence Period, Buyer acknowledges and agrees that, without the express written consent of Seller, neither Buyer nor any of Buyer’s employees, affiliates or agents shall solicit any of Seller’s employees or any employees located at the Property for potential employment.
32.    SURVIVAL. Except for the provisions of Sections 1.2, 9, 13, 15- 20, 22-25, and 27-33, provisions governing handling of the Deposit following a termination, any indemnity obligations under this Agreement, or any other provisions that by their express terms survive the termination of this Agreement or the Closing, none of the terms and provisions of this Agreement shall survive the termination of this Agreement, and if the Agreement is not so terminated, all of the terms and provisions of this Agreement except the foregoing, which shall survive Closing (but only for the applicable period set forth herein, if specified), shall be merged into the Closing documents and shall not survive the Closing.

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33.    DISCLOSURES. Seller and Buyer hereby acknowledge delivery of the disclosures attached as Exhibit “I” hereto.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

SELLER:

OASIS APARTMENTS, LLC,
a Colorado limited liability company

By:	Oasis Manager, LLC
a Colorado limited liability company,
its Manager

	By:	Griffis Value Added Fund, LLC,
a Delaware limited liability company,
its Managing Member

		By:	Griffis Fund Management, LLC,
a Colorado limited liability company,
its Managing Member

			By:	Griffis Group of Companies, LLC,
a Colorado limited liability company,
its Managing Member

				By:	/s/ Ian Griffis
				Name:	Ian Griffis
				Its:	Manager

BUYER:

STEADFAST ASSET HOLDINGS, INC.
a California corporation

By:	/s/ Ana Marie del Rio
Name:	Ana Marie del Rio
Its:	Vice President

THE UNDERSIGNED HEREBY ACCEPTS THE FOREGOING PURCHASE AND SALE AGREEMENT AS OF SEPTEMBER 9, 2014, AND AGREES TO ACT AS ESCROW HOLDER IN ACCORDANCE THEREWITH.

FIDELITY NATIONAL TITLE INSURANCE
COMPANY

By:	Valerie Rapp
VP, Escrow Officer Valerie Rapp
MAVR@FNF.COM

EXHIBIT “A”
Description of Real Property

Lot 1 in Grand Vista Filing No. 1, in the City of Colorado Springs, El Paso County, Colorado, as amended by Corrected Surveyors Statement recorded November 30, 2005 at Reception No. 205191114.

EXHIBIT “A”

EXHIBIT “B”

Personal Property Description
[Attached]

[INTENTIONALLY OMITTED]

EXHIBIT “B”

EXHIBIT “C”
Due Diligence Documents

	CONSTRUCTION / REHABILITATION	Delivered (Date)	Not applicable to Property	Not available to Seller
1	Plans & Specifications: Site plan and most current civil, landscape, architectural, structural mechanical, electrical and fire protection plans, including elevations (as available)
2	[intentionally omitted] – Not applicable		X
3	Current capital improvements with schedule (past 3 years) and Capital expenditure budget for next 3 years
4	Detailed unit-by-unit list of upgraded vs. non-upgraded units (if applicable)
5	Warranties in effect, if any (construction, roof, mechanical equipment, etc.)
6
Copies of all licenses, permits, and governmental approvals, including business license (with expiration date & annual costs), fictitious business name statements and building permits (showing placed in service/completion dates)

7	Certificate(s) of Occupancy for all buildings
8	List and description of tenant or common area work in progress, if any
9	Copies of all governmental correspondence or notices pertaining to the property, including but not limited to building code, health code, zoning and fire code,
10	Maintenance records/work orders, including water intrusion log, for past 12 months
11	[intentionally omitted] – Not applicable		X
FINANCIAL
1	Monthly operating statements, YTD & 3-year historical (cash flow and income statements, balance sheets)
2	Year-end financial statements: Trailing-12 and audited statements, past 3 years
3	Operating budget, current year and/or next available
4	Property tax bills and Assessment notices, current and past 3 years, with proof of payment (including special assessments or districts and all documentation concerning appeals)
5
Utility bills for any master-metered utility expenses and any resident unit utilities paid by the Property, monthly YTD and past calendar year (access to utility billing site is preferred, if applicable)

6	List of utilities paid by Owner/Residents and list of account numbers
7	List of meters and required deposits (if any / typically for gas, electric, water, phone)
8	Security deposit/resident ledgers, current

EXHIBIT “C”

9	Name and version of accounting software
10	Tax returns, past 3 years - For company purchases only	X
11	Loan documents (full closing binder and all amendments/modifications/extensions) and all material correspondence and/or notices given to or received from lender/servicer - For loan assumptions only	X
12	REIT Property Services Questionnaire (form for completion to be provided)
13	General Ledger, prior year, most recent quarter-end and YTD (in Excel format), excluding ownership expenses
14	Trial Balance, prior year, most recent quarter-end and YTD (in Excel format), excluding ownership expenses
15	Bank Statements and Reconciliations, prior year, most recent quarter-end and YTD (monthly) - Available promptly upon request, but only in the event of an audit
16	Cash Disbursement Journal, prior year, most recent quarter-end and YTD- Available promptly upon request, but only in the event of an audit
17	Check Register, prior year, most recent quarter-end and YTD- Available promptly upon request, but only in the event of an audit
18	Accounts Payable Aging Detail, prior year, most recent quarter-end and YTD
19	Aged Delinquency Report (showing total rent outstanding) with status of any files placed for eviction or collection
20
Rent and expense selections, prior year, most recent quarter-end and YTD (25 respective selections to be made by Buyer’s independent REIT 3-14 auditors based upon items received for #13-17 above) - Available promptly upon request, but only in the event of an audit

21
Payroll selections, prior year, most recent quarter-end and YTD (2-months of selections with detailed support to be made by Buyer’s independent REIT 3-14 auditors; detailed support to be requested may include inputs, timecards, reimbursement calculations, agreements or contracts as necessary, to support and recalculate the payroll amounts shown in the financial statements) - Available promptly upon request, but only in the event of an audit

MANAGEMENT/LEASING/OPERATIONS
1
Monthly rent rolls, prior year and YTD, in Excel (with all lease charges broken out, to include unit square footage, monthly rent, deposits, financial concessions, other concessions, lease term, extension options, defaults (financial or otherwise), and such other information as Buyer may require)

2	Market rent survey (comparison of subject w/other properties)
3	Occupancy history, monthly for past 3 years and current YTD
4
Current leases for all tenants with all available tenant correspondence files, including amendments/letters/agreements/default notices given or received, with all historical litigation pleadings, if any (access to electronic lease files is preferred, if applicable)

5
Current or former lease selections, as the case may be, with copies of back-up for rents received (for both resident and any housing authority portion paid, as applicable), prior year and YTD (25 selections to be made by Buyer’s independent REIT 3-14 auditors) - Available promptly upon request, but only in the event of an audit

EXHIBIT “C”

6	Current form of lease with all addenda
7	List of leases under negotiation or currently out for signature
8	Current tenant contact sheet (name, address, phone number)
9	Current staff list (names, titles, hire dates, salary, unit info, hours per week, list of benefits, commissions offered, if any)
10	Job descriptions for staff positions
11	Worker’s Comp insurance loss run history, including Experience Modification Rate (YTD & past 3 yrs)
12	OSHA 300 Log (most recent 3 years)
13	Inventory of personal property on site, including items such as furniture, supplies, appliances
14	Property brochure
15	List of all active vendors utilized at the property (name, function, contact information)
16	Copies of all operating and management service contracts, including but not limited to:
a. Advertising (including any apt. locator services & pay-per-lease agreements)
b. Alarm monitoring (including any firm alarm & security cameras)
c. Cable/TV (including any revenue sharing programs); if none, please indicate so in writing
d. Elevator
e. Equipment leases (such as copier, postage machines, key control systems)
f. Fire extinguisher (including any fire sprinkler systems)
g. Furniture rental
h. HVAC
i. Internet (including any leased equipment such as modems and firewalls
j. Janitorial services (including any uniform cleaning services)
k. Landscaping (including any pond/lake maintenance and snow removal)
l. Laundry
m. Pest control (including any termite contracts)
n. Phone (landlines, cell phones, pagers, answering service)
o. Pool (maintenance, emergency phone, etc.)
p. Property management agreement; indicate whether entity is related party for disclosure purposes
q. Security (including any on-site courtesy officer arrangements)
r. Trash (including recycling programs); Also a copy of the most recent invoice
s. Revenue Sharing (such as vending machines, pay phones)
t. Collection Recovery
u. Credit/application verification
v. Training programs (including any safety training materials and/or Safety Plan)

EXHIBIT “C”

w. Software (including any property management software such as OneSite, Yardi, etc.)
x. Common Area Services (such as office cleaning, dog waste removal, etc.)
y. Utility Billing by Third Party
z. Gate/Access Systems (including software for programming access cards/remotes)
aa. Towing/Parking Services
bb. Website Domain (including any website hosting)
cc. Boiler Maintenance and Water Treatment
PHYSICAL ITEMS
1	Property information, including number of pools, spas, dumpsters (with size), buildings, storage units, laundry rooms
2	Marketing photos, including aerial photos if available
3	Parking: indicate carport, garages, or open spaces and how many of each
4	Unit floor plans with sq. footage
5	List of model units, if any (apt. #, bedrooms, rent loss)
6	List of fire safety equipment, such as smoke sensors, suppression devices, etc. (including system type, rating, map of locations, etc.)
7
Current insurance certificates: Evidence of Commercial Property Insurance and Certificate of Insurance and copies of all current Certificates of Liability Insurance for any commercial tenants (such as laundry, cell towers, etc.)

8	Insurance loss run history, past 3 years and YTD (property & general liability)
9	Copies of insurance policies, past 3 years
10	All existing third party reports, including, but not limited to:
a. Certified, as-built ALTA Survey
b. [intentionally omitted]
c. [intentionally omitted]
d. [intentionally omitted]
e. [intentionally omitted]
f. Mold
g. Phase I Environmental
h. [intentionally omitted]
i. [intentionally omitted]
j. [intentionally omitted]
k. [intentionally omitted]
l. [intentionally omitted]
m. Fire/Life Safety Inspection Report (current)
TITLE AND AGREEMENTS
1	Existing Owner’s Title Insurance Policy
2	Zoning: any reports, compliance letters, maps, ordinances, amendments, unrecorded CC&R’s, special use permits, etc.
3	Pending litigation summary and copies of all pleadings, if applicable

EXHIBIT “C”

4	Governmental Agreements: Any city or county development agreements, bonds, tax increment financing agreements, municipal utility agreements, etc.
5	Condo / Association documents, if applicable (articles of incorporation, bylaws, unrecorded CC&R’s, Declaration of Horizontal Regime, budgets, material notices, rules and regulations, etc.)
6	Development Agreements: Any unrecorded development agreements or restrictions with any private party
7	Access Agreements: Any unrecorded agreements for shared roadways, driveways or other access
8	Amenities Agreements: Any unrecorded reciprocal easement agreements or shared used agreements for any amenities
9	Other Unrecorded Agreements: Any agreements that will be binding on the property after closing or that provide any material benefit to or obligation on the property

REIT Property Services Questionnaire follows.

EXHIBIT “C”

REIT PROPERTY SERVICES QUESTIONNAIRE
MULTI-FAMILY APARTMENT PROPERTY

Except as may be specifically set forth in the Purchase and Sale Agreement to which this form is attached, Oasis Apartments, LLC, a Colorado limited liability company, makes no representations or warranties, express, written, oral, statutory, or implied, regarding the information provided in this questionnaire, and all such representations and warranties are hereby expressly excluded and disclaimed. Oasis Apartments, LLC shall be under no obligation to update any response provided, all such responses being as of the Effective Date only. All responses herein are provided for informational purposes only, and, except as may be specifically set forth in the Purchase and Sale Agreement to which this form is attached, no person or entity shall not in any way be entitled to rely upon the completeness or accuracy of the responses, and will instead rely on its own inspections and consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the subject property.

Property Information
Name of the property: ___________________________________________________
Location of the property: _________________________________________________
Description of the property: _______________________________________________
______________________________________________________________________

Are the on-site employees employed by the owner or by the property manager? ______
______________________________________________________________________

Property Manager Information
Name of property management company: ____________________________________
Name of person completing this checklist and telephone and e-mail contact: _________
______________________________________________________________________

1.
Is the amount of any rent received under any lease of space in the property based or determined in full, or in part, on the “net” income or profits of the tenant or any other person? [Note: rents based on a fixed percentage or percentages of gross receipts or sales are not based on “net” income or profits.]

YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________

EXHIBIT “C”

2.
Are there any leases where the FMV of the leased personal property (e.g., furniture, equipment, appliances, etc.) represents more than 15% of the total fair market value of both the real property and personal property that is leased under the lease?

YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

3.	Are there any leases in which the property owner owns, directly or indirectly, 10% or more of the ownership interests in the tenant?
YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

EXHIBIT “C”

4.
Please indicate whether the property owner provides any of the following services to its tenants by checking the “Service Provided” box. Check the “Customary” box if the service is usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located. Also indicate (by checking “D” or “IK”) whether the owner provides the service directly through its employees (D) or indirectly by contracting with an independent contractor (IK) to provide the service. Check the “Separate Charge” box, if the owner separately bills and collects a charge for the service.

Service                Separate
Provided    Customary    D    IK    Charge

a.	Utilities (electricity, gas, water, sewer) ☐ ☐ ☐ ☐ ☐

b.	Air conditioning, heating, lighting ☐ ☐ ☐ ☐ ☐

c.	Telecommunication services (e.g., ☐ ☐ ☐ ☐ ☐
telephone, internet, cable, etc.)

d.	Repair and maintenance of building ☐ ☐ ☐ ☐ ☐
and building systems

e.	Repair and maintenance of individual units ☐ ☐ ☐ ☐ ☐
HVAC, ceiling, floors, walls, appliances

f.	Security of building common areas, ☐ ☐ ☐ ☐ ☐
including security guards

g.	Fire protection and sprinkler systems ☐ ☐ ☐ ☐ ☐

h.	Key and security card replacements ☐ ☐ ☐ ☐ ☐

i.	Lock-out, lock changing service, rekeying ☐ ☐ ☐ ☐ ☐

j.	Grounds maintenance and landscaping ☐ ☐ ☐ ☐ ☐

k.	Janitorial/cleaning and maintenance ☐ ☐ ☐ ☐ ☐
of common areas

l.	Trash removal from designated locations ☐ ☐ ☐ ☐ ☐

m.	Washing exterior windows ☐ ☐ ☐ ☐ ☐

n.	Pest control ☐ ☐ ☐ ☐ ☐

o.	Provision of parking spaces ☐ ☐ ☐ ☐ ☐

p.	Organizing social activities ☐ ☐ ☐ ☐ ☐

EXHIBIT “C”

5.
Please indicate whether the property owner provides any of the following amenities to its tenants by checking the “Amenity Provided” box. Check the “Customary” box if the amenity is usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located.

Amenity
Provided    Customary

a.	Fitness center, health club ☐ ☐

b.	Locker facilities, showers ☐ ☐

c.	Towels ☐ ☐

d.	Other recreational facilities ☐ ☐

e.	Business center ☐ ☐

f.	Clubhouse, party room ☐ ☐

g.	Car wash area ☐ ☐

h.	Coin-operated laundry machines (through ☐ ☐
a lease/license with a vendor)

i.	Coin-operated vending machines (through ☐ ☐
a lease/license with a vendor)

j.	ATM (through ☐ ☐
a lease/license with a vendor)

k.	Pay telephone (through ☐ ☐
a lease/license with a vendor)

l.	Shoe shine booth (through ☐ ☐
a lease/license with a vendor)

m.	Mail and express mail drop boxes ☐ ☐

n.	Loading dock ☐ ☐

o.	Dry cleaning drop-off & pick-up location ☐ ☐

p.	CPR training, blood drives ☐ ☐

q.	Seasonal/holiday parties, events, displays ☐ ☐

If any services are provided in connection with the amenities (other than electricity and general maintenance and cleaning of the area where an amenity is located), please explain. For example, explain the duties of any attendants involved with the business center. Also indicate whether these services are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located.

EXHIBIT “C”

(Note: fitness centers and other recreational facilities are addressed in more detail in a following question.) ______________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________
______________________________________________________________________
______________________________________________________________________

6.
Please indicate whether the property owner provides any of the following courtesies to its tenants by checking the “Courtesy Provided” box. Check the “Customary” box if the courtesy is usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located.

Courtesy
Provided    Customary

a.	Fax, copier ☐ ☐

b.	Loaning jumper cables, tools ☐ ☐

c.	Loaning vacuum cleaner, sports equipment ☐ ☐

d.	Accepting tenant’s packages, flowers ☐ ☐

e.	Notary public ☐ ☐

f.	Distribution of promotional materials ☐ ☐
for third party

If any special services are provided in connection with the courtesies, please explain. Also indicate whether any special services are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located. ___________________________________________________ ______________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________
______________________________________________________________________

EXHIBIT “C”

7.	Does the property owner provide maid service within any apartment unit (other than “corporate” or “guest” units which are addressed in the following question)?
YES ☐ NO ☐ (If yes, answer the remaining questions)
If “yes”, please explain who provides the maid service, and explain the contractual relationship pursuant to which the maid services is provided – e.g., whether the property owner or tenant contracts with the maid company. _____________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

Are the maid services that are provided of a kind that are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located? YES ☐ NO ☐

Please provide (i) the estimated annual amount of income received or earned by the property owner that is attributable to the maid service (e.g., any separate charge received by the property owner for the service, or the amount of rents received by the property owner that is attributable to such service) and (ii) the estimated annual amount of direct costs incurred by the property owner in providing the maid service. Also provide the estimated annual gross revenue derived at the property. ________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

8.	Does the property owner lease “guest units” or “corporate units” where maid service, linen service and other services are provided within fully furnished units?
YES ☐ NO ☐ (If yes, answer the remaining questions)
If “yes”, please explain who provides the maid service and linen service, and explain the contractual relationship pursuant to which the maid and linen services are provided. Also identify all services provided that differ from services that are provided to a tenant of a regular unit._________________________________________________________
______________________________________________________________________
______________________________________________________________________

Are each of the maid and linen services and other services that are provided of a kind that are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located?

EXHIBIT “C”

YES ☐ NO ☐

Please provide (i) the estimated annual amount of income received or earned by the property owner that is attributable to the maid, linen and other services provided (e.g., any separate charge received by the property owner for such services, or the amount of rents received by the property owner that is attributable to such services) and (ii) the estimated annual amount of direct costs incurred by the property owner in providing the services. _______________________________________________________________
______________________________________________________________________
______________________________________________________________________

9.	Does the property owner provide security services at the property?
YES ☐ NO ☐ (If yes, answer the remaining questions)
Are the security services (including duties of the security personnel) of a kind that are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located? YES ☐ NO ☐

Are the security services provided for the general property, and not include specialized security services for a particular tenant? YES ☐ NO ☐

10.
Does the property owner provide parking spaces to its tenants (other than by net leasing the parking facilities to an unrelated person, who in turn, operates the parking facilities as part of its own business)?

YES ☐ NO ☐ (If “yes”, answer the remaining questions)
Check the box or boxes that describe the parking facilities (check more than one box if applicable):

•	Open lot or garage (circle one) with no gated entry

•	Open lot or garage (circle one) with gated entry

•	Open lot or garage (circle one) with gated entry and cashier / parking attendant on duty

•	Reserved parking

•	Public parking available for a hourly, daily or monthly charge

Are the parking facilities located in or adjacent to the property, and are the parking facilities appropriate in size for the number of tenants and their guests, customers, and subtenants who are expected to use the facilities? YES ☐ NO ☐

Does the property owner provide any services in connection with the parking facilities (other than maintenance, repair, and lighting of the facilities)? YES ☐ NO ☐

EXHIBIT “C”

If “yes”, please explain. __________________________________________________
______________________________________________________________________

Are the services provided in connection with the parking facilities of a kind that are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located? YES ☐ NO ☐

Do tenants make separate payments for the use of parking spaces? YES ☐ NO ☐

Are certain parking spaces reserved for use by particular tenants? YES ☐ NO ☐

If “yes”, are recurring functions unique to the reserved parking spaces (other than assigning and marking such spaces), such as towing illegally parked cars, performed by an independent contractor? YES ☐ NO ☐

Are parking attendants provided at the parking facilities to facilitate parking by the general public for a parking fee? YES ☐ NO ☐

If “yes”, are the parking attendants employed by an independent contractor who operates the parking facilities under a management agreement with the property owner?
YES ☐ NO ☐

Are the services provided by the independent contractor usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located? YES ☐ NO ☐

If the independent contractor provides any services (other than maintenance, repairs, and cleaning of the parking facilities; collecting parking fees; parking cars to achieve the maximum capacity of the parking facility or for reasons of safety or security) please describe (e.g., indicate if the independent contractor provides or arranges for automobile detailing, washing, oil changes and repairs etc.). ________________________________
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

Are these additional services provided by the independent contractor usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located? YES ☐ NO ☐

EXHIBIT “C”

11.
Are all repair and maintenance services provided within the individual units (e.g., repairs and maintenance of HVAC, plumbing, walls, ceilings, doors, floors, and appliances) of a kind that are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located?

YES ☐ NO ☐ (answer the remaining questions)
Are there any other services provided within a unit (excluding repair and maintenance services described above and maid and other services addressed in the preceding two questions)?

If “yes”, please describe the additional services provided. ________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
____________________________________________________________________________________

Are each of these additional services provided of a kind that are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located? YES ☐ NO ☐

12.	Does the property owner provide coin-operated laundry machines and vending machines?
YES ☐ NO ☐ (If yes, answer the remaining questions)
Does the property owner lease/license space to the owner of the laundry and vending machines and receive rental/license fees that are not based on “net” income?
YES ☐ NO ☐

Does the property owner provide any services other than electricity and cleaning and maintenance of the area where the equipment is located? YES ☐ NO ☐

If “yes”, please describe the additional services provided. ________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
Are each of these additional services provided of a kind that are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located? YES ☐ NO ☐

EXHIBIT “C”

Does the property owner own any of the laundry or vending machines?
YES ☐ NO ☐

If “yes”, please provide details of what is owned. ______________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

13.
Has the property owner entered into agreements (generally a license or lease agreement) with telecommunication providers that permit the providers to wire the building and provide telecommunication services (e.g., telephone, cable, internet, data transmission, etc.) to tenants pursuant to which the property owner receives fees, or does the owner otherwise directly provide telecommunication services (specify which applies)?

YES ☐ NO ☐ (If “yes”, answer the remaining questions)
If the owner directly provides telecommunication services to its tenants, please explain the arrangement. ________________________________________________________
______________________________________________________________________
______________________________________________________________________

Are the telecommunications services offered to the tenants of the type usually and customarily offered or provided to tenants of similar class properties located in the same geographic market in which the property is located?
YES ☐ NO ☐

14.	Does the property owner provide any “concierge” services (e.g., ordering food, running errands, making restaurant reservations, ordering theatre tickets, picking up dry cleaning, etc.) to the tenants?
YES ☐ NO ☐
If “yes”, please describe the type of concierge services provided and by whom (employees or independent contractor). ______________________________________
______________________________________________________________________
______________________________________________________________________

Are each of the concierge services of the type usually and customarily offered or provided to tenants of similar class properties located in the same geographic market in which the property is located? YES ☐ NO ☐

EXHIBIT “C”

Please provide (i) the estimated annual amount of income received or earned by the property owner that is attributable to the concierge services provided (e.g., any separate charge received by the owner for such service, or the amount of rents received by the property owner that is attributable to such service) and (ii) the estimated annual amount of direct costs incurred by the property owner in providing the concierge services. ____
______________________________________________________________________
______________________________________________________________________

15.	Does the property owner provide a fitness center or other recreational facilities at the property?
YES ☐ NO ☐
If “yes”, please describe the type of fitness center or other recreational facilities provided at the property (e.g., fitness center, gym, basketball court, swimming pool, etc.). __________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

Are the recreational facilities and equipment provided therein of the type usually and customarily offered or provided to tenants of similar class properties located in the same geographic market in which the property is located? YES ☐ NO ☐

Do tenants pay a fee to use any facility or is any facility open to non-tenants for a fee? YES ☐ NO ☐

If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

Does the property owner provide any services in connection with the facilities (other than electricity, lighting, and cleaning and maintenance) including for example, any attendants on site proving fitness instruction or other services? YES ☐ NO ☐

EXHIBIT “C”

If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

Are these additional services of a type usually and customarily offered or provided to tenants of similar office properties located in the same geographic markets where the properties are located? YES ☐ NO ☐

Please provide (i) the estimated annual amount of income received or earned by the property owner that is attributable to these additional services provided (e.g., any separate charge received by the owner for such service, or the amount of rents received by the property owner that is attributable to such service) and (ii) the estimated annual amount of direct costs incurred by the property owner in providing these additional services. _______________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

16.
Are there any services, amenities, or courtesies provided to tenants that are not of a kind usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located (“noncustomary services”) and that have not been identified in previous questions.

YES ☐ NO ☐
If “yes”, please describe. __________________________________________________ ______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
For each noncustomary service, please provide (i) the estimated annual amount of income received or earned by the property owner that is attributable to the noncustomary service (e.g., any separate charge received by the owner for such service, or the amount of rents received by the property owner that is attributable to such service) and (ii) the estimated

EXHIBIT “C”

annual amount of direct costs incurred by the property owner in providing the noncustomary service. Also provide the estimated annual gross revenue derived at the property. ____________________________________________ ______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

17.	Does the property owner provide any of the services listed below?
YES ☐ NO ☐ (If “yes”, please circle the services provided.)

•	Provision of food service (e.g., including a cafeteria) either directly or through a management agreement with a food service provider

•	Transportation services, shuttle bus

•	Day care or health care services

•	Full service conference center services

•	Secretarial services

•	Real estate brokerage

•	Pick-up, shipping of goods, logistics

•	Interior design & decorating

•	Plant care/watering within tenant’s space

•	Assisting tenant in move-in/move-out

•	Coffee butler services

•	Automobile detailing, washing

•	Automobile oil change, repairs

If the property owner provides any of these services, and the services have not been reported as “noncustomary” services in Question #16, please describe details associated with the service, and provide (i) the estimated annual amount of income received or earned by the property owner that is attributable to the noncustomary service (e.g., the separate charge received by the owner for such service, or the amount of rents received by the property owner that is attributable to such service) and (ii) the estimated annual amount of direct costs incurred by the property owner in providing the noncustomary service. Also provide the estimated annual gross revenue derived at the property. ____
______________________________________________________________________

EXHIBIT “C”

__________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________

18.	Are there any other services, amenities, or courtesies offered or provided to tenants which have not been covered or identified in the previous questions?
YES ☐ NO ☐
If “yes”, please describe and indicate whether each service, amenity, or courtesy is usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located. ________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

19.
Does the property owner have a below fair market lease with any tenant (e.g., a restaurant, cafeteria, or health club tenant) at the property that is intended to subsidize the provision of that tenant’s services to other tenants at the property, or does the owner actually pay any subsidy to a tenant?

YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________

20.	Are there any leases/licenses of property involving a term of less than 30 days?
YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________

21.	Are you aware of any lease agreement with terms that are not usual, ordinary, and customary?
YES ☐ NO ☐

EXHIBIT “C”

If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________

22.
In cases where the property owner offers or provides any services by contracting with an independent contractor to provide such services, does the property owner receive or derive any income from the independent contractor – e.g., through the receipt of interest from a loan to such independent contractor, dividends from an investment in such contractor, rents from leasing space to such contractor, etc.? [Please consider whether a parking company that has been engaged to operate a parking facility is paying rents to the owner under a lease of a parking facility or other space at another property.]

YES ☐ NO ☐
If “yes”, please describe __________________________________________________
______________________________________________________________________
______________________________________________________________________

23.
In cases where the property owner offers or provides any services by contracting with an independent contractor to provide such service, does the property owner have any ownership interest in such independent contractor, or does the independent contractor have an ownership interest in the property owner, or are you aware of any other related-party ownership between the property owner and the independent contractor?

YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________

24.	Does the property owner receive a fee, commission, incentive payments, or any other type of payment from any independent contractor that is providing services to the tenants?
YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________

Are the services that are provided by the independent contractor of a kind that are usually and customarily offered or provided to tenants of similar class properties in the same geographic market in which the property is located? YES ☐ NO ☐

EXHIBIT “C”

25.	Does the property owner receive any amounts for selling any goods or services (other than tenant services addressed in the preceding questions) to its tenants or other parties?
YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________

26.
Does the property owner receive management fees for providing services to properties that are not owned by the property owner or properties that are only partially owned (e.g., through a partnership) by the property owner?

YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
____________________________________________________________________

27.	Are you aware of any other sources of property income not identified through the previous questions (e.g., referral fees from 3rd parties, advertising income, etc.)?
YES ☐ NO ☐
If “yes”, please describe. __________________________________________________
______________________________________________________________________
______________________________________________________________________

28.	Has the property owner made any loans to a tenant, vendor, or other parties or otherwise received a promissory note?
YES ☐ NO ☐
If “yes”, please describe __________________________________________________
______________________________________________________________________
______________________________________________________________________

EXHIBIT “C”

EXHIBIT “D”
Form of Deed

After Recording Return to:

______________________________________________________________________________
(Space above this line is for recorder’s use)

SPECIAL WARRANTY DEED

This Special Warranty Deed (this “Deed”) is made on this ____ day of __________, 2014. OASIS APARTMENTS, LLC, a Colorado limited liability company, whose address is c/o Griffis Residential, LLC, 4600 South Syracuse Street, Suite 200, Denver, CO 80237 (“Grantor”), for and in consideration of the payment of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell and convey to ____________________, a __________ __________ (“Grantee”), whose address is ___________________________________________________________, all of its right, title and interest in and to the following described real property, to-wit:

See Exhibit A attached hereto and incorporated herein by this reference;

Subject to all matters set forth on Exhibit B attached hereto and incorporated herein by this reference;

With all its appurtenances and warrants the title against all persons lawfully claiming under Grantor, subject to the matters set forth above.

Signature Page Immediately Follows]

EXHIBIT “D”

IN WITNESS WHEREOF, Grantor has executed this Deed as of the date first set forth above.

GRANTOR:

OASIS APARTMENTS, LLC,
a Colorado limited liability company

By:	Oasis Manager, LLC
a Colorado limited liability company,
its Manager

	By:	Griffis Value Added Fund, LLC,
a Delaware limited liability company,
its Managing Member

		By:	Griffis Fund Management, LLC,
a Colorado limited liability company,
its Managing Member

			By:	Griffis Group of Companies, LLC,
a Colorado limited liability company,
its Managing Member

By:
Name:
Its:

EXHIBIT “D”

STATE OF COLORADO    )
) ss.
COUNTY OF ARAPAHOE    )

The foregoing instrument was acknowledged before me this _____ day of __________, 2014, by _______________ as _______________ of Griffis Group of Companies, LLC, a Colorado limited liability company, as the Managing Member of Griffis Fund Management, LLC, a Colorado limited liability company, as the Managing Member of Griffis Value Added Fund, LLC, a Delaware limited liability company, as the Managing Member of Oasis Manager, LLC, a Colorado limited liability company, as the Manger of Oasis Apartments, LLC, a Colorado limited liability company.
Witness my hand and official seal.
My commission expires:

Notary

EXHIBITS:
Exhibit A    Description of the Property

EXHIBIT “D”

EXHIBIT “E”
Form of General Assignment
ASSIGNMENT AND ASSUMPTION
OF LEASES, CONTRACTS AND APPROVALS
THIS ASSIGNMENT AND ASSUMPTION OF LEASES, CONTRACTS AND APPROVALS (this “Assignment”) is made as of the _____ day of __________________, 2014, by and between OASIS APARTMENTS, LLC, a Colorado limited liability company (“Assignor”), and _________________________, a _________________________ (“Assignee”).
W I T N E S S E T H:
For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:
1.    Assignor hereby sells, transfers, assigns and conveys to Assignee the following:
(a)    All right, title and interest of Assignor in and to all leases and occupancy agreements relating to the Property in effect as of the date hereof, including, without limitation, those certain leases described on Exhibit A attached hereto and made a part hereof (collectively, with all amendments, modifications, supplements, restatements, and guarantees thereof, the “Leases”), relating to the leasing of space in or on that certain land and improvements located in the County of El Paso, State of Colorado, more particularly described in Exhibit B attached hereto (the “Property”), and all of the rights, interests, benefits and privileges of the lessor thereunder; but subject to all terms, conditions, reservations and limitations set forth in the Leases.
(b)    To the extent assignable, all right, title and interest of Assignor in and to those certain contracts set forth on Exhibit C attached hereto and made a part hereof, and all warranties, guaranties, indemnities and claims (including, without limitation, for workmanship, materials and performance) and which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto applicable to periods from and after the date hereof (collectively, the “Contracts”).
(c)    To the extent assignable, without consent or payment of any kind, all right, title and interest of Assignor, if any, in and to all building permits, certificates of occupancy, and other certificates, permits, licenses and governmental approvals relating to the design, construction, ownership, occupancy, use, management, operation, maintenance or repair of the Property, including, without limitation, those identified on Exhibit D attached hereto and made a part hereof (collectively, the “Approvals”) and any plans, specifications, studies, reports or surveys relating to the Property; provided such assignment shall not obligate Seller to actually deliver any such items or copies thereof to the extent not included in the “Seller Deliveries” as defined in the Purchase Agreement (defined below).

EXHIBIT “E”

2.    This Assignment is given pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions (as amended, the “Purchase Agreement”) dated as of September 9, 2014, between Assignor and Assignee’s predecessor-in-interest, STEADFAST ASSET HOLDINGS, INC., a California corporation, providing for, among other things, the conveyance of the Leases, the Contracts and the Approvals.
3.    Assignee hereby accepts the assignment of the Leases, the Contracts and the Approvals and agrees to assume and discharge, in accordance with the terms thereof, all of the obligations thereunder arising from and after the date hereof.
4.    Assignor agrees to indemnify, defend and hold harmless Assignee from and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) asserted against or suffered or incurred by Assignee as a result of or in connection with any liabilities or obligations under the Leases and Contracts; provided, however, that Assignor’s indemnification obligations under this Paragraph 4 shall be limited to liabilities or obligations thereunder relating to periods before the date hereof. The indemnification obligation of Assignor set forth herein shall automatically expire nine (9) months after the date of this Agreement.

5.    Assignee agrees to indemnify, defend and hold harmless Assignor from and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) asserted against or suffered or incurred by Assignor as a result of or in connection with any liabilities or obligations under the Leases and Contracts; provided, however, that Assignee’s indemnification obligations under this Paragraph 5 shall be limited to liabilities or obligations thereunder relating to periods from and after the date hereof. The indemnification obligation of Assignee set forth herein shall automatically expire nine (9) months after the date of this Agreement.

6.    In any action to enforce the provisions of this Assignment, the prevailing party’s attorneys’ fees and costs shall be paid by the non-prevailing party. This Assignment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Assignment. The terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their heirs, executors, administrators, successors and assigns. Any alteration, change or modification of or to this Assignment, in order to become effective, must be made in writing and in each instance signed on behalf of each party to be charged. No provision of this Assignment that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions of this Assignment shall be severable. This Assignment shall be governed by the laws of the State of Colorado.

EXHIBIT “E”

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

ASSIGNOR:

OASIS APARTMENTS, LLC,
a Colorado limited liability company

By:	Oasis Manager, LLC
a Colorado limited liability company,
its Manager

	By:	Griffis Value Added Fund, LLC,
a Delaware limited liability company,
its Managing Member

		By:	Griffis Fund Management, LLC,
a Colorado limited liability company,
its Managing Member

			By:	Griffis Group of Companies, LLC,
a Colorado limited liability company,
its Managing Member

By:
Name:
Its:

ASSIGNEE:

a

By:
Name:
Title:

Exhibit A    Leases
Exhibit B    Description of the Property
Exhibit C    Contracts
Exhibit D    Approvals

EXHIBIT “E”

EXHIBIT “F”
Form of Bill of Sale
BILL OF SALE
Know all men by these presents, that OASIS APARTMENTS, LLC, a Colorado limited liability company (“Grantor”), for and in consideration of the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does bargain, sell, grant, transfer, assign, and convey to _________________________, a Delaware limited liability company (“Grantee”) all of its right, title, and interest, if any, in and to any and all (i) tangible personal property owned by Grantor now at, in or upon or used in connection with the property commonly known as The Oasis Apartments, located in the City of Colorado Springs, County of El Paso and State of Colorado (“Property”), and more particularly described on Exhibit A attached hereto, including without limitation the tangible personal property listed on Schedule 1 attached hereto, and (ii) Intangible Property (as defined in the Purchase Agreement) owned by Grantor in connection with or arising out of the ownership of the Property.
Grantor is selling and Grantee is purchasing the Property “AS IS WHERE IS” with all faults except as provided in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of September 9, 2014 between Grantor and Grantee’s predecessor-in-interest, STEADFAST ASSET HOLDINGS, INC., a California corporation (the “Purchase Agreement”). GRANTOR EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER EXPRESS OR IMPLIED WARRANTY THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE EXCEPT AS EXPRESSLY PROVIDED IN THE PURCHASE AGREEMENT.
In any action to enforce the provisions of this Bill of Sale, the prevailing party’s attorneys’ fees and costs shall be paid by the non-prevailing party. This Bill of Sale may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Bill of Sale. The terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their heirs, executors, administrators, successors and assigns. Any alteration, change or modification of or to this Bill of Sale, in order to become effective, must be made in writing and in each instance signed on behalf of each party to be charged. No provision of this Bill of Sale that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions of this Bill of Sale shall be severable. This Bill of Sale shall be governed by the laws of the State of Colorado.

IN WITNESS WHEREOF, Grantor has executed this Bill of Sale as of the ____ day of ___________________, 2014.

EXHIBIT “F”

OASIS APARTMENTS, LLC,
a Colorado limited liability company

By:	Oasis Manager, LLC
a Colorado limited liability company,
its Manager

	By:	Griffis Value Added Fund, LLC,
a Delaware limited liability company,
its Managing Member

		By:	Griffis Fund Management, LLC,
a Colorado limited liability company,
its Managing Member

			By:	Griffis Group of Companies, LLC,
a Colorado limited liability company,
its Managing Member

By:
Name:
Its:

EXHIBITS:
A - Legal Description
SCHEDULES:
1 – Tangible Personal Property

EXHIBIT “F”

Exhibit A
Legal Description

EXHIBIT “F”

EXHIBIT “G”
Form of Non-Foreign Certificate
CERTIFICATE OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform _________________________, a Delaware limited liability company (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by OASIS APARTMENTS, LLC, a Colorado limited liability company (“Transferor”), the undersigned hereby certifies to Transferee the following on behalf of Transferor:

1.    Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.    Transferor’s U.S. employer identification number is _____________; and
3.    Transferor’s office address is _________________________________________.
Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury, the undersigned declares that the undersigned has examined this certification and to the best of the undersigned’s knowledge and belief it is true, correct and complete, and the undersigned further declares that the undersigned has authority to sign this document on behalf of Transferor.
Dated as of ____________________, 2014.

EXHIBIT “G”

OASIS APARTMENTS, LLC,
a Colorado limited liability company

By:	Oasis Manager, LLC
a Colorado limited liability company,
its Manager

	By:	Griffis Value Added Fund, LLC,
a Delaware limited liability company,
its Managing Member

		By:	Griffis Fund Management, LLC,
a Colorado limited liability company,
its Managing Member

			By:	Griffis Group of Companies, LLC,
a Colorado limited liability company,
its Managing Member

				By:	Griffis Group of Companies, LLC,
a Colorado limited liability company,
its Managing Member

By:
Name:
Its:

EXHIBIT “G”

STATE OF COLORADO    )
) ss.
COUNTY OF ARAPAHOE    )

The foregoing instrument was acknowledged before me this _____ day of __________, 2014, by _______________ as _______________ of Griffis Group of Companies, LLC, a Colorado limited liability company, as the Managing Member of Griffis Fund Management, LLC, a Colorado limited liability company, as the Managing Member of Griffis Value Added Fund, LLC, a Delaware limited liability company, as the Managing Member of Oasis Manager, LLC, a Colorado limited liability company, as the Manger of Oasis Apartments, LLC, a Colorado limited liability company.
Witness my hand and official seal.
My commission expires:

Notary

EXHIBIT “G”

EXHIBIT “H”
Form of Tenant Notice

[**DATE**]

TO:	All Valued Residents of The Oasis Apartments
Re:	Notice of Lease Assignment and Transfer of Security Deposit

This letter is to notify you that the property commonly known as Oasis Apartments, 1495 Farnham Point, Colorado Springs, CO 80904 (“Property”) has this date been sold and the ownership transferred.

In connection with this sale, all of the interest of the lessor under your lease of space in the Property, together with your security deposit, have been transferred to the new owner. You are hereby notified that, from and after the date hereof and until further notice, all future payments under your lease should be made payable to Oasis Apartments and mailed to [**COMMUNITY LEASING OFFICE ADDRESS**]. In addition, all questions or other matters regarding your lease should be directed to the property manager at [**COMMUNITY LEASING OFFICE PHONE NUMBER**].

Thank you for your cooperation.

OASIS APARTMENTS, LLC,
a Colorado limited liability company

By:	Oasis Manager, LLC
a Colorado limited liability company,
its Manager

	By:	Griffis Value Added Fund, LLC,
a Delaware limited liability company,
its Managing Member

		By:	Griffis Fund Management, LLC,
a Colorado limited liability company,
its Managing Member

			By:	Griffis Group of Companies, LLC,
a Colorado limited liability company,
its Managing Member

EXHIBIT “H”

By:
Name:
Its:

EXHIBIT “H”

EXHIBIT “I”
Disclosures
ADA DISCLOSURE

BUYER ACKNOWLEDGES THAT THE PROPERTY MAY BE SUBJECT TO THE FEDERAL AMERICANS WITH DISABILITIES ACT (THE “ADA”) AND THE FEDERAL FAIR HOUSING ACT (THE “FHA”). THE ADA REQUIRES, AMONG OTHER MATTERS, THAT TENANTS AND/OR OWNERS OF “PUBLIC ACCOMMODATIONS” REMOVE BARRIERS IN ORDER TO MAKE THE PROPERTY ACCESSIBLE TO DISABLED PERSONS AND PROVIDE AUXILIARY AIDS AND SERVICES FOR HEARING, VISION OR SPEECH IMPAIRED PERSONS. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 7.1, SELLER MAKES NO WARRANTY, REPRESENTATION OR GUARANTEE OF ANY TYPE OR KIND WITH RESPECT TO THE PROPERTY’S COMPLIANCE WITH THE ADA OR THE FHA (OR ANY SIMILAR STATE OR LOCAL LAW), AND SELLER EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATIONS.
SPECIAL TAXING DISTRICTS DISCLOSURE
SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND TAX TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYERS SHOULD INVESTIGATE THE SPECIAL TAXING DISTRICTS IN WHICH THE PROPERTY IS LOCATED BY CONTACTING THE COUNTY TREASURER, BY REVIEWING THE CERTIFICATE OF TAXES DUE FOR THE PROPERTY, AND BY OBTAINING FURTHER INFORMATION FROM THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK AND RECORDER, OR THE COUNTY ASSESSOR.
METHAMPHETAMINE
IF THE PROPERTY IS RESIDENTIAL, AND SELLER KNOWS THAT METHAMPHETAMINE WAS EVER MANUFACTURED, PROCESSED, COOKED, DISPOSED OF, USED OR STORED AT THE PROPERTY, SELLER IS REQUIRED TO DISCLOSE SUCH FACT. NO DISCLOSURE IS REQUIRED IF THE PROPERTY WAS REMEDIATED IN ACCORDANCE WITH STATE STANDARDS AND OTHER REQUIREMENTS ARE FULFILLED PURSUANT TO C.R.S. § 25-18.5-102. BUYER FURTHER ACKNOWLEDGES THAT BUYER HAS THE RIGHT TO ENGAGE A CERTIFIED HYGIENIST OR INDUSTRIAL HYGIENIST TO TEST WHETHER THE PROPERTY HAS EVER BEEN USED AS A METHAMPHETAMINE LABORATORY. IF BUYER’S TEST RESULTS INDICATE THAT THE PROPERTY HAS BEEN CONTAMINATED WITH METHAMPHETAMINE, BUT HAS NOT BEEN REMEDIATED TO MEET THE STANDARDS ESTABLISHED BY THE RULES OF THE STATE BOARD OF HEALTH

EXHIBIT “I”

PROMULGATED PURSUANT TO C.R.S. § 25-18.5-102, BUYER SHALL PROMPTLY GIVE WRITTEN NOTICE TO SELLER OF THE RESULTS OF THE TEST, AND BUYER MAY TERMINATE THIS AGREEMENT, NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT.
POTABLE WATER
THE SOURCE OF POTABLE WATER FOR THE PROPERTY IS:
☐     A WELL;
☒    A WATER PROVIDER, WHICH CAN BE CONTACTED AS FOLLOWS:
NAME:    Colorado Springs Utilities
    ADDRESS:    111 S. Cascade Ave., Colorado Springs, CO 80903
    WEB SITE:    www.csu.org
    TELEPHONE: 719-448-4800
☐     NEITHER A WELL NOR A WATER PROVIDER, THE SOURCE IS [DESCRIBE]:

SOME WATER PROVIDERS RELY, TO VARYING DEGREES, ON NON-RENEWABLE GROUND WATER. BUYER MAY WISH TO CONTACT ITS PROSPECTIVE PROVIDER TO DETERMINE THE LONG-TERM SUFFICIENCY OF THE PROVIDER’S WATER SUPPLIES.

EXHIBIT “I”

SCHEDULE 1

LEASES

[Attached]

[INTENTIONALLY OMITTED]

SCHEDULE 1
012762\0087\11507821.11

SCHEDULE 2

CONTRACTS

[Attached]

[INTENTIONALLY OMITTED]

SCHEDULE 2
012762\0087\11507821.11

SCHEDULE 7.1.8

None

SCHEDULE 7.1.8
012762\0087\11507821.11